As filed with the Securities and Exchange Commission on June 30, 2017
Securities Act File No. 333-70423
Investment Company Act of 1940 File No. 811-09195

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

Pre-Effective Amendment No. / /
Post-Effective Amendment No. 58 / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /
Amendment No. 60 / X /

SA Funds - Investment Trust
(Exact Name of Registrant as Specified in Charter)

10 Almaden Blvd., 15th Floor,
San Jose, CA 95113
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (844) 366-0905

Deborah Djeu, Esq.
Chief Compliance Officer
SA Funds – Investment Trust
10 Almaden Blvd., 15th Floor,
San Jose, CA 95113
(Name and Address of Agent for Service)

Copies to:

Brian F. Link, Esq.	Mark D. Perlow, Esq.
Vice President and Managing Counsel	Counsel to the Trust
State Street Bank and Trust Company	Dechert LLP
Mail Code: SUM0703	One Bush Street
100 Summer Street, 7th Floor	Suite 1600
Boston, Massachusetts 02111	San Francisco, California 94104-4446

It is proposed that this filing will become effective: (check appropriate box)

☐ 60 days after filing pursuant to paragraph (a) (1) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (1) of Rule 485.
☐ 75 days after filing pursuant to paragraph (a) (2) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.	☑ On July 1, 2017 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☑ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS July 1, 2017 Select Class Shares

Table of Contents

Fund Summaries
SA U.S. Fixed Income Fund	2
SA Global Fixed Income Fund	6
SA U.S. Core Market Fund	11
SA U.S. Value Fund	15
SA U.S. Small Company Fund	18
SA International Value Fund	21
SA International Small Company Fund	25
SA Emerging Markets Value Fund	30
SA Real Estate Securities Fund	34

Buying and Selling Fund Shares, Tax Information, and Payments to
Investment Providers and Other Financial Intermediaries	38

Asset Allocation and Investment Philosophy	39

The Funds in Greater Detail	40
Fixed Income Funds	40
SA U.S. Fixed Income Fund	40
SA Global Fixed Income Fund	41
Additional Information About the Fixed Income Funds	43
Equity Funds	45
About Tax-Efficient Management Techniques	45
Investment Terms	45
SA U.S. Core Market Fund	47
SA U.S. Value Fund	48
SA U.S. Small Company Fund	49
SA International Value Fund	50
SA International Small Company Fund	52
SA Emerging Markets Value Fund	57
SA Real Estate Securities Fund	59
Additional Information about the Equity Funds	61

Additional Information About Principal Risks	65

Management	71

Your Account	75

Pricing of Fund Shares	79

Distributions and Taxes	81

Descriptions of Indices	82

Financial Highlights	84

SA Funds – Investment Trust and LWI Financial Inc. Privacy Policy	94

See Back Cover for More Information

Prospectus	|	1

Fund Summary

SA U.S. Fixed Income Fund

GOAL

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.20%
Shareholder servicing fee	0.05%
Other expenses	0.20%
Total annual Select Class
operating expenses	0.45%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual Select Class operating
expenses after fee waiver and/or expense
reimbursement	0.45%

[1] The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/ or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
●	dollar-denominated obligations of foreign issuers issued in the United States;
●

bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;
●	commercial paper;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
●	repurchase agreements.

2	|	Summary Prospectus

Generally, the Fund acquires obligations that mature within two years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Ltd. (“Fitch”) or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within two years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s, F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. As of October 29, 2016, interest rates in the United States continue to be near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

●

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Summary Prospectus	|	3

●

Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●

Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●

U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Banking Concentration Risk: To the extent the Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry.

●

European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●

Foreign Securities Risk: U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices.

4	|	Summary Prospectus

●

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 0.14%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2008	2.44%
Worst Quarter	12/31/2015	(0.47)%

Average Annual Total			Since
Returns (for periods			Fund
ended December 31, 2016)	1 Year	5 Years	Inception(a)
Investor Class
Return Before Taxes	0.63%	0.11%	1.15%
Return After Taxes on Distributions	0.44%	0.03%	0.82%
Return After Taxes on Distributions
and Sale of Fund Shares	0.36%	0.05%	0.78%
BofA Merrill Lynch 1-3 Year U.S.
Corporate / Government Bond Index	1.29%	0.98%	2.36%
(a) April 2, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.
●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Summary Prospectus	|	5

Fund Summary

SA Global Fixed Income Fund

GOAL

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.30%
Shareholder servicing fee	0.05%
Other expenses	0.20%
Total annual Select Class operating
expenses	0.55%
Fee waiver and/or expense reimbursement[1]	(0.03)%
Total annual Select Class operating
expenses after fee waiver
and/or expense reimbursement	0.52%

[1] The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/ or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

6	|	Summary Prospectus

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$53	$167	$294	$677

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not, such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations. With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s, F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

Summary Prospectus	|	7

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. As of October 29, 2016, the Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. As of October 29, 2016, interest rates in the United States continue to be near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

●

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●

Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●

Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

8	|	Summary Prospectus

●

Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase the Fund’s expenses. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such forward foreign currency contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a forward foreign currency contract is entered into and the date it expires.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●

Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Summary Prospectus	|	9

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 0.57%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2008	3.06%
Worst Quarter	12/31/2016	(1.23)%

Average Annual Total
Returns (for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	0.93%	0.99%	2.11%
Return After Taxes on Distributions	0.42%	0.26%	1.14%
Return After Taxes on Distributions
and Sale of Fund Shares	0.56%	0.47%	1.27%
Citigroup World Government Bond
1-5 Year Currency Hedged
U.S. Dollar Index	1.49%	1.42%	2.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

10	|	Summary Prospectus

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.
●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Fund Summary

SA U.S. Core Market Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.50%
Shareholder servicing fee	0.05%
Other expenses	0.20%
Acquired fund fees and expenses	0.02%
Total annual Select Class
operating expenses	0.77%
Fee waiver and/or expense reimbursement[1]	(0.04)%
Total annual Select Class operating
expenses after fee waiver and/or expense
reimbursement	0.73%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/ or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

Summary Prospectus	|	11

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$411	$938

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser. As of October 29, 2016, the Sub-Adviser has narrowed the universe of eligible securities to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, eligible market capitalization was defined by the market capitalization of the highest 96% of total market capitalization, which was approximately $1,626 million or above. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, momentum and other factors that it determines to be appropriate given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●

Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

12	|	Summary Prospectus

●

Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 6.02%.

Summary Prospectus	|	13

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	15.03%
Worst Quarter	12/31/2008	(21.73)%

Average Annual
Total Returns
(for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	11.46%	13.67%	6.36%
Return After Taxes on Distributions	9.65%	13.12%	5.96%
Return After Taxes on Distributions
and Sale of Fund Shares	7.50%	10.92%	5.05%
Russell 3000 Index	12.74%	14.67%	7.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

14	|	Summary Prospectus

Fund Summary

SA U.S. Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.55%
Shareholder servicing fee	0.05%
Other expenses	0.22%
Total annual Select Class operating
expenses	0.82%
Fee waiver and/or expense
reimbursement[1]	(0.02)%
Total annual Select Class operating
expenses after fee waiver and/or expense
reimbursement	0.80%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$255	$447	$1,005

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

Summary Prospectus	|	15

As of October 29, 2016, the Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, the market capitalization of a large or mid cap company was defined by the market capitalization of a company in the highest 90% of total market capitalization, which was approximately $4,236 million or above. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, momentum and other factors that it determines to be appropriate given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●

Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●

Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

16	|	Summary Prospectus

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 3.31%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	23.87%
Worst Quarter	12/31/2008	(28.45)%

Average Annual
Total Returns
(for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	18.19%	15.88%	5.57%
Return After Taxes on Distributions	16.53%	14.68%	4.86%
Return After Taxes on Distributions and
Sale of Fund Shares	11.11%	12.68%	4.34%
Russell 1000 Value Index	17.34%	14.80%	5.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

Summary Prospectus	|	17

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2015.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Fund Summary

SA U.S. Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage of
the value of your investment)
Management fees	0.80%
Shareholder servicing fee	0.05%
Other expenses	0.25%
Total annual Select Class operating expenses	1.10%
Fee waiver and/or expense reimbursement[1]	(0.10)%
Total annual Select Class operating
expenses after fee waiver and/or
expense reimbursement	1.00%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

18	|	Summary Prospectus

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$102	$318	$564	$1,301

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a broad and diverse group of securities listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Advisor. As of October 29, 2016, the Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, the market capitalization of a small cap company was defined by the market capitalization of a company in the lowest 10% of total market capitalization, which was approximately $4,204 million or below. This dollar amount will change due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity management, momentum and other factors that it determines to be appropriate given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

Summary Prospectus	|	19

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 0.67%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	24.06%
Worst Quarter	12/31/2008	(26.35)%

Average Annual
Total Returns
(for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	22.56%	15.04%	7.58%
Return After Taxes on Distributions	21.02%	13.85%	6.68%
Return After Taxes on Distributions
and Sale of Fund Shares	13.83%	11.99%	6.00%
Russell 2000 Index	21.31%	14.46%	7.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

20	|	Summary Prospectus

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●	Joel P. Schneider, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Fund Summary

SA International Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.70%
Shareholder servicing fee	0.05%
Other expenses	0.21%
Total annual Select Class operating expenses	0.96%
Fee waiver and/or expense reimbursement[1]	(0.03)%
Total annual Select Class operating
expenses after fee waiver and/or expense
reimbursement	0.93%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/ or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

Summary Prospectus	|	21

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$95	$296	$518	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap non-U.S. companies that the Sub-Adviser believes are “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time. As of October 29, 2016, the Fund is authorized to invest in the stocks of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the minimum market capitalization of large and mid cap companies that may be purchased by the Fund with respect to each country or region. As of August 31, 2016, the lowest minimum market capitalization of a large or mid cap company in any country or region in which the Fund invests was $1,892 million. This threshold will vary by country and region and will change with market conditions.

The Fund intends to purchase securities within each authorized country or region using a market capitalization weighted approach. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser, using this approach and its judgment, will seek to set country or region weights based on the relative market capitalization of eligible large and mid cap non-U.S. companies within each country or region. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, momentum and other factors that it determines to be appropriate given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets.

The Fund may lend its portfolio securities to generate additional income.

22	|	Summary Prospectus

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

Summary Prospectus	|	23

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 5.47%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	32.76%
Worst Quarter	12/31/2008	(25.07)%

Average Annual
Total Returns
(for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	7.30%	5.35%	-0.55%
Return After Taxes on Distributions	5.99%	4.66%	-1.44%
Return After Taxes on Distributions
and Sale of Fund Shares	4.13%	4.11%	-0.33%
MSCI World Ex. U.S. Value Index
(net div.)	7.39%	5.96%	0.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

24	|	Summary Prospectus

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●	Bhanu P. Singh, Head of Asia Pacific Portfolio Management and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

●	Mary T. Phillips, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2015.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Fund Summary

SA International Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from
your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses (expenses that
you pay each year as a percentage of the value of
your investment)
Management fees	0.50%
Shareholder servicing fee	0.05%
Other expenses	0.26%
Acquired fund fees and expenses	0.53%
Total annual Select Class operating
expenses	1.34%
Fee waiver and/or expense reimbursement[1]	(0.04)%
Total annual Select Class operating
expenses after fee waiver and/or expense
reimbursement	1.30%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

Summary Prospectus	|	25

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$132	$412	$718	$1,598

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the DFA Portfolio and the DFA Portfolio does not pay transaction costs when buying and selling shares of the Underlying Funds (as defined below); however, each of the Underlying Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying Funds, which are not reflected in Annual Class Operating Expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in: The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”) (each an “Underlying Fund” and together, the “Underlying Funds”), each of which is a series of The DFA Investment Trust Company. From time to time, the Sub-Adviser may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. In general, this means that the higher the relative market capitalization of the issuer within an eligible country or region, the greater its representation in the Underlying Fund. Sub-Adviser may, in its discretion, adjust the representation in the Underlying Funds of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, momentum and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

As of August 31, 2016, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	0% - 25%
Canadian Series	0% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries and will not invest in emerging market countries. Each Underlying Fund may lend its portfolio securities to generate additional income.

26	|	Summary Prospectus

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an investment management fee from the DFA Portfolio for the services the Sub-Adviser provides to the DFA Portfolio. The Sub-Adviser also receives investment management fees for providing investment management services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. In addition, the Fund’s net asset value is subject to the fluctuations in the net asset value of the DFA Portfolio and, indirectly, the net asset values of the Underlying Funds. The ability of the Fund to achieve its investment objective depends: on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives, on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds, and the Sub-Adviser’s selection of securities for the Underlying Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the DFA Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. There can be no assurance that the investment objective of the Fund, the DFA Portfolio or any Underlying Fund will be achieved. Duplication of expenses is a risk when a fund invests in other investment companies. When the DFA Portfolio invests in Underlying Funds, investors are subject to their proportionate share of the expenses of these Underlying Funds in addition to the expenses of the DFA Portfolio and the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the DFA Portfolio’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratios of the DFA Portfolio or the Underlying Funds change, the operating expenses of the DFA Fund and the Underlying Funds borne by the Fund may increase or decrease.

●	Market Risk: The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. The Underlying Funds do not hedge foreign currency risk.

Summary Prospectus	|	27

●

European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Underlying Fund shares (and, indirectly, the Fund shares) may fall. The value of the Underlying Fund shares (and, indirectly, the Fund shares) could also fall if a loan is called and the Underlying Fund is required to liquidate reinvested collateral at a loss or if the Underlying Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

28	|	Summary Prospectus

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 8.12%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	31.16%
Worst Quarter	9/30/2008	(22.64)%

Average Annual
Total Returns
(for periods
ended December 31, 2016)	1 year	5 years	10 years
Investor Class
Return Before Taxes	4.79%	8.55%	2.35%
Return After Taxes on Distributions	3.42%	7.72%	1.55%
Return After Taxes on Distributions
and Sale of Fund Shares	3.13%	6.59%	1.69%
MSCI World Ex. U.S. Small Cap Index
(net div.)	4.32%	8.96%	2.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●

Bhanu P. Singh, Head of Asia Pacific Portfolio Management and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

●	Arun C. Keswani, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Summary Prospectus	|	29

Fund Summary

SA Emerging Markets Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	1.00%
Shareholder servicing fee	0.05%
Other expenses	0.55%
Total annual Select Class operating
expenses	1.60%
Fee waiver and/or expense
reimbursement[1]	(0.41)%
Total annual Select Class operating
expenses after fee waiver and/or
expense reimbursement	1.19%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$121	$378	$702	$1,748

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float, momentum, trading strategies, liquidity, profitability, and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

30	|	Summary Prospectus

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. As of October 29, 2016, the Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. In addition, the Fund may also continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations. As of October 29, 2016, the minimum market capitalization of any company eligible for purchase was $50 million.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●

Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●

Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

Summary Prospectus	|	31

●

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 12.95%.

32	|	Summary Prospectus

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	44.78%
Worst Quarter	12/31/2008	(28.13)%

Average Annual
Total Returns			Since
(for periods			Fund
ended December 31, 2016)	1 year	5 years	Inception(a)
Investor Class
Return Before Taxes	17.13%	-0.75%	0.09%
Return After Taxes on
Distributions	16.51%	-0.94%	-0.26%
Return After Taxes on
Distributions and Sale of
Fund Shares	9.69%	-0.45%	0.17%
MSCI Emerging Markets Value
Index (net div.)	14.90%	-0.27%	1.73%

(a) April 2, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●

Bhanu P. Singh, Head of Asia Pacific Portfolio Management and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

●	Daniel C. Ong, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2015.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

Summary Prospectus	|	33

Fund Summary

SA Real Estate Securities Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.50%
Shareholder servicing fee	0.05%
Other expenses	0.40%
Total annual Select Class operating
expenses	0.95%
Fee waiver and/or expense reimbursement[1]	(0.15)%
Total annual Select Class operating
expenses after fee waiver and/or
expense reimbursement	0.80%

1 The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. The Adviser may elect to recapture, on a class by class basis, any amounts waived or reimbursed subject to certain conditions, including that repayment does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement and that any such repayment must be made within three years after the year in which the waiver/reimbursement was made. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$255	$462	$1,107

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction or sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

34	|	Summary Prospectus

The Fund will make equity investments in securities listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser, using a free float-adjusted market capitalization weighted approach. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, momentum and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in equity REITs and hybrid REITs. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Risk of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. The Fund’s performance may be materially different from the broad U.S. equity market.

●

Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

●	Interest Rate Risk: Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.
●

Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of the Fund’s portfolio.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

Summary Prospectus	|	35

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Performance information for Select Class shares will be included after Select Class shares have been in operation for one complete calendar year.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended March 31, 2017 was 0.53%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2009	33.42%
Worst Quarter	12/31/2008	(38.92)%

Average Annual
Total Returns			Since
(for periods			Fund
ended December 31, 2016)	1 year	5 years	Inception(a)
Investor Class
Return Before Taxes	7.51%	10.87%	3.55%
Return After Taxes on
Distributions	5.94%	9.88%	2.66%
Return After Taxes on
Distributions and Sale of
Fund Shares	4.35%	8.16%	2.33%
Dow Jones U.S. Select REIT Index	6.68%	11.77%	4.26%

(a) April 2, 2007.

36	|	Summary Prospectus

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISERS

LWI Financial Inc. is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2005 and a portfolio manager of the Fund since 2012.
●	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.
●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 38 of this Prospectus.

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BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

BUYING AND SELLING FUND SHARES

Select Class shares of each Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. The minimum investment for Select Class shares is $100,000. You may buy or sell shares of the SA Funds on any day that the NYSE is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Select Class shares of a Fund generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the SA Funds.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions to you of ordinary income, net capital gains or a combination of the two. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

When you purchase shares of a Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

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Asset Allocation and Investment Philosophy

SA Funds – Investment Trust (the “Trust”) is a mutual fund family that offers 10 separate investment funds (each a “Fund”). Each Fund has its own distinct risk and reward characteristics and investment objective, policies and strategies.

Fixed Income Funds:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (each a “Fixed Income Fund” and, together, the “Fixed Income Funds”)

Equity Funds:

SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (each an “Equity Fund” and, together, the “Equity Funds”)

Allocation Fund:

SA Worldwide Moderate Growth Fund

Investor Class shares of the Fixed Income Funds and the Equity Funds and shares of the SA Worldwide Moderate Growth Fund are offered in separate prospectuses. The Fixed Income Funds and the Equity Funds together are referred to in this Prospectus as the “SA Funds.”

The SA Funds are available for investment through the Adviser’s relationship with registered investment advisors across the United States and their investment advisor representatives (who may be affiliated with the Adviser), brokerage firms and retirement programs.

The Adviser provides investment management and practice management services to many of the investment advisors who offer and sell SA Funds shares to their clients. The Adviser offers portfolio and investment strategy tools to these advisors and their clients that are designed to allocate investments according to clients’ reported investment objectives, risk tolerance levels and investment horizons. For example, the Adviser provides these advisors with exclusive asset allocation and portfolio management programs (the “Structured Investing” programs). The Structured Investing programs are proprietary systems that may invest a part or all of an investment advisor’s client’s assets into a portfolio of the SA Funds (an “Investor Portfolio”). The Structured Investing programs’ allocation across multiple asset classes is a central theme of the Adviser’s investment philosophy. The degree to which an Investor Portfolio may be invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/reward potential represented by each Fund. Some Funds may have more volatile returns than others. Because of the historically lower correlation among certain asset classes, an Investor Portfolio that represents a range of asset classes as part of a diversified asset allocation strategy is intended to reduce the portfolio’s overall level of volatility risk. The Adviser will periodically rebalance an Investor Portfolio within the designated asset allocation’s range. An investment advisor’s client does not pay a separate fee to the Adviser in connection with these services as they pertain to assets that are invested in the SA Funds. The Adviser is compensated by advisory and other fees paid by the SA Funds. Clients may be charged a fee for investments in securities and/or funds of unaffiliated issuers.

The Adviser also uses the same investment philosophy in creating and maintaining proprietary investment models for use by other investment providers for whom the Adviser does not provide investment management or practice management services.

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The Funds in Greater Detail

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth in the preceding “Fund Summaries.” To help you better understand the SA Funds, this section provides a detailed discussion of each Fund’s investment policies, strategies and associated risks. However, this Prospectus does not describe all of a Fund’s investment practices. Each Fund may also use strategies and invest in securities described in the Statement of Additional Information. Each Fund’s investment objective (goal) may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without shareholder approval.

Fixed Income Funds

SA U.S. Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
●	dollar-denominated obligations of foreign issuers issued in the United States;
●

bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;
●	commercial paper;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
●	repurchase agreements.

Generally, the Fund acquires obligations that mature within two years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

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The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the NYSE is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. This policy can only be changed by a vote of shareholders. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry. Once the Fund concentrates its investments in the banking industry, it may remain concentrated in the banking industry until its new investments, pursuant to the normal course of executing its investment strategy, cause it to have less than 25% of its assets in obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within two years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria as stated in “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Global Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

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The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in nonconvertible investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. As of October 29, 2016, the Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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Additional Information About the Fixed Income Funds

Description of Investments

The following investment terms are used to describe some of the securities in which the Fixed Income Funds may invest. All ratings described below apply at the time of investment.

U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

U.S. Government Agency Obligations – Debt securities issued or guaranteed by U.S. government-sponsored instrumentalities or federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies or instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association (Ginnie Mae), including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae).

Corporate Debt Obligations – Nonconvertible investment grade corporate debt securities (e.g., bonds and debentures).

Commercial Paper – An unsecured promissory note with a fixed maturity generally from 1 to 364 days. Commercial paper must be rated at least A-3 by S&P, P-3 by Moody’s, F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit must be rated at least A-3 by S&P, P-3 by Moody’s, F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank and the World Bank, which are chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

Repurchase Agreements – Instruments through which a Fund purchases securities (the “underlying securities”) from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government or agency obligations described above. A Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of a Fund’s net assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days may be subject to a Fund’s illiquid securities policy. A Fund will not enter into repurchase agreements with a bank unless the bank has at least $1 billion in assets and is approved by the Investment Committee of the Sub-Adviser. The Sub-Adviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Foreign Government or Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments or their agencies or instrumentalities. Some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision, and some are not. Government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

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Money Market Funds – Money market funds that may be registered, unregistered, affiliated or unaffiliated. Each Fixed Income Fund may invest in money market funds pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

The following investment terms are applicable only to SA Global Fixed Income Fund:

Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

Forward Foreign Currency Exchange Contracts – Contracts that involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract.

The Fixed Income Funds’ investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the U.S. Treasury bill rate.

All ratings described in this Prospectus apply at the time of investment.

Additional Investment Strategies and Risks of the Fixed Income Funds

Portfolio Turnover. Each Fixed Income Fund may engage in frequent trading of portfolio securities and, therefore, is expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. While the Fixed Income Funds generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Sub-Adviser’s judgment, the monthly return of a Fixed Income Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

Securities Lending. The SA Global Fixed Income Fund may seek additional income by lending portfolio securities to institutions. By reinvesting any cash collateral the Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Fund could lose money.

Credit Risk and Maturity Risk Premiums. The Sub-Adviser will manage each Fixed Income Fund with a view toward capturing credit risk and maturity risk premiums. The term “credit risk premium” means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and the term “maturity risk premium” means the anticipated incremental return on investment for holding securities with maturities of longer than one month compared to securities with a maturity of one month. In implementing this strategy, although the SA Global Fixed Income Fund may primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the Sub-Adviser believes that foreign securities do not offer maturity risk premiums that compare favorably with those offered by U.S. securities.

Derivatives. The SA Global Fixed Income Fund may invest in forward foreign currency exchange contracts, which are forms of derivatives. Each Fixed Income Fund may invest in futures and options, which are also forms of derivatives. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Fixed Income Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fixed Income Funds.

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The SA Global Fixed Income Fund may, but is not required to, use forward foreign currency exchange contracts. The Fund may enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A forward foreign currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Each Fixed Income Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates or other economic factors.

Equity Funds

About Tax-Efficient Management Techniques

The Sub-Adviser may use some or all of the following tax-efficient portfolio management techniques, with respect to SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund, in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains (i.e., the excess of realized gains over losses on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes — Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., the excess of realized gains over losses on securities held for more than one year):

Minimizing sales of securities that result in short-term capital gains.

Maximizing the extent to which any realized net capital gains are long-term.

Minimizing dividend income that is not “qualified dividend income.”

Realizing losses to offset realized gains, when prudent to do so.

Limiting portfolio turnover, when prudent to do so.

Investment Terms

The following investment terms are used to describe some or all of the Equity Funds’ investment strategies:

Market Capitalization — Market capitalization (or “market cap”) is the product of the number of shares of a company’s stock outstanding, as determined by the Sub-Adviser, multiplied by the price per share.

Market Capitalization Weighting — A portfolio or index is market capitalization weighted when the amount of a stock in the portfolio or index is proportionate to that stock’s market capitalization compared to the market capitalization of all of the stocks in the portfolio or index. The higher a stock’s relative market cap, the greater its representation in the portfolio or index will be.

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Market Capitalization Weighted Approach — This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. For the purposes of this Prospectus, when investing on a market capitalization weighted basis, the Sub-Adviser may, in its discretion, adjust the representation in a Fund of an eligible company, or exclude an eligible company, after considering such factors as free float, profitability, trading strategies, liquidity, momentum and other factors that the Sub-Adviser determines appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. An Equity Fund may deviate from market capitalization weighting for a variety of reasons, including to limit or fix the exposure to a particular country or issuer to a maximum proportion of its assets. See “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices— Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for further details.

Total Market Capitalization — For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser.

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SA U.S. Core Market Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser. As of October 29, 2016, the Sub-Adviser has narrowed the universe of eligible securities to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, eligible market capitalization was defined by the market capitalization of the highest 96% of total market capitalization, which was approximately $1,626 million or above. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser. As of October 29, 2016, for purposes of the U.S. Micro Cap Portfolio, the Sub-Adviser considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

The Sub-Adviser does not receive any sub-advisory fee from the Fund for its sub-advisory services with respect to Fund assets invested in the U.S. Micro Cap Portfolio. As the adviser of the U.S. Micro Cap Portfolio, the Sub-Adviser receives an advisory fee from the U.S. Micro Cap Portfolio. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser. The Fund will bear its proportionate share of the other expenses of the U.S. Micro Cap Portfolio.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. A company’s stock also may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA U.S. Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

As of October 29, 2016, the Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, the market capitalization of a large or mid cap company was defined by the market capitalization of a company in the highest 90% of total market capitalization, which was approximately $4,236 million or above. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund. A company’s stock also may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA U.S. Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small cap companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser. As of October 29, 2016, the Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, as of August 31, 2016, the market capitalization of a small cap company was defined by the market capitalization of a company in the lowest 10% of total market capitalization, which was approximately $4,204 million or below. This dollar amount will change due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. A company’s stock also may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions.

If the Fund must sell securities in order to obtain funds to make redemption payments, it may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA International Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap non-U.S. companies that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Fund invests in Approved Market Securities of companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). As of October 29, 2016, the Fund is authorized to invest in Approved Market Securities of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. The Sub-Adviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of countries that are not listed above as authorized countries but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the minimum market capitalization of large and mid cap companies that may be purchased by the Fund with respect to each country or region. As of August 31, 2016, the lowest minimum market capitalization of a large or mid cap company in any country or region in which the Fund invests was $1,892 million. This threshold will vary by country and region and will change with market conditions.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

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Portfolio Construction

The Fund intends to purchase securities within each authorized country or region using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviations from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser, using this approach and its judgment, will seek to set country or region weights based on the relative market capitalization of eligible large and mid cap non-U.S. companies within each country or region. The Sub-Adviser may reset the market capitalization floor from time to time to reflect changing market conditions. The weighting of certain countries or regions in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund. A company’s stock also may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA International Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in the following Underlying Funds: the Japanese Series, the United Kingdom Series, the Continental Series, the Asia Pacific Series and the Canadian Series, each of which is a series of The DFA Investment Trust Company. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. From time to time, the Sub-Adviser may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

As of August 31, 2016, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	0% - 25%
Canadian Series	0% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. In setting the allocation, the Sub-Adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds. The Sub-Adviser expects to change the relative weights ascribed to each Underlying Fund, based on the Sub-Adviser’s updated market capitalization calculations, when the Sub-Adviser determines that material changes in the relative values ascribed by market forces to each relevant geographic area have occurred. Adjustments may be made by applying future purchases by the DFA Portfolio in proportions necessary to rebalance the investment portfolio of the DFA Portfolio.

Each Underlying Fund invests in Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for the definition of “Approved Market Securities”). The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries and will not invest in emerging market countries. Each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

Each Underlying Fund may lend its portfolio securities to generate additional income.

In addition to money market instruments and other short-term investments, the DFA Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Each Underlying Fund may engage in short-term trading. Each Underlying Fund may invest in ETFs and similarly structured pooled investments and use derivatives, such as futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Underlying Fund or enter into futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

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The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an administration fee from the DFA Portfolio and also receives administration and advisory fees for providing administration and advisory services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objective and policies of the Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, during periods when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the DFA Portfolio.

Underlying Fund-Specific Policies

The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

Japanese Series

The Japanese Series generally will purchase a broad and diverse group of readily marketable securities of Japanese small companies. The Japanese Series invests in Approved Market Securities of companies associated with Japan. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in Japan by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. As of August 31, 2016, the Sub-Adviser considers Japanese small companies to be those companies with a market capitalization below $2,024 million. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Japanese Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

United Kingdom Series

The United Kingdom Series generally will purchase a broad and diverse group of readily marketable securities of United Kingdom small companies. The United Kingdom Series invests in Approved Market Securities of companies associated with the United Kingdom. As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

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The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in the United Kingdom by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. As of August 31, 2016, the Sub-Adviser considers United Kingdom small companies to be those companies with a market capitalization below $4,894 million. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The United Kingdom Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The United Kingdom Series may invest in ETFs and similarly structured pooled investments that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Continental Series

The Continental Series generally will purchase a broad and diverse group of readily marketable securities of small European companies. As of October 29, 2016, the Continental Series is authorized to invest in Approved Market Securities associated with Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. The Continental Series may also invest up to 20% of its net assets in small companies associated with non-European countries that are designated as approved markets by the Investment Committee of the Sub-Adviser. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Sub-Adviser measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. As of August 31, 2016, the highest maximum market capitalization in any country or region in which the Continental Series invests was $5,469 million. This threshold will vary by country or region. For example, as of August 31, 2016, the Sub-Adviser considers a small company in the European Monetary Union to have a market capitalization below $5,469 million, a small company in Denmark to have a market capitalization below $5,403 million and a small company in Sweden to have a market capitalization below $2,962 million. These dollar amounts will change due to market conditions. The Sub-Adviser will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. The Continental Series may invest in ETFs and similarly structured pooled investments that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

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Asia Pacific Series

The Asia Pacific Series generally will purchase a broad and diverse group of securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries. As of October 29, 2016, the Asia Pacific Series is authorized to invest in Approved Market Securities associated with Australia, Hong Kong, New Zealand and Singapore. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

The Sub-Adviser measures company size on a country-specific basis and based primarily on market capitalization. In the countries authorized for investment, the Sub-Adviser first ranks eligible companies based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. This threshold will vary by country. As of August 31, 2016, the Sub-Adviser considers Asia Pacific small companies to be those companies with a market capitalization below $3,091 million in Australia, $3,084 million in Hong Kong, $2,473 million in New Zealand and $3,686 million in Singapore. These dollar amounts will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Asia Pacific Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country. The Asia Pacific Series may invest in ETFs and similarly structured pooled investments that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Canadian Series

The Canadian Series generally will purchase a broad and diverse group of readily marketable securities of Canadian small companies. The Canadian Series invests in Approved Market Securities of companies associated with Canada. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada. As of August 31, 2016, the Sub-Adviser considered Canadian small companies to be those companies with a market capitalization of $2,972 million or below. This dollar amount will change due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions.

The Canadian Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Canadian Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Portfolio Construction

The Underlying Funds in which the DFA Portfolio invests use a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

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The decision to include or exclude the shares of an issuer is made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company’s stock may meet the applicable market capitalization criterion of a particular Underlying Fund, it also may not be purchased if: (1) in the Sub-Adviser’s judgment, the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a significant portion of the issuer’s securities are closely held; or (4) the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate given other conditions.

If any Underlying Fund must sell securities in order to obtain funds to make redemption payments, that Underlying Fund may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Fund Structure

Through the daily calculation of the DFA Portfolio’s NAV, the value of each shareholder’s, including the Fund’s, investment in the DFA Portfolio, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio’s share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio are generally available to institutional investors, clients of certain registered investment advisors and financial institutions, and a limited number of certain other investors as approved from time to time by the Sub-Adviser and the shares of the Underlying Funds are generally available to institutional investors. Offerings to institutional investors by the DFA Portfolio and the Underlying Funds (collectively, the “Other Funds”) serve the purposes of increasing the assets available for investment, reducing expenses as a percentage of total assets and achieving other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds’ security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such other institutional investors and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund, other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, (512) 306-7400.

A redemption by the Fund of all or part of its investment in the DFA Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash when necessary. In addition, a distribution in kind to the Fund could result in its having a less diversified portfolio of investments and could adversely affect its liquidity. Moreover, a distribution in kind, or in cash, by the DFA Portfolio pursuant to a redemption will constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund to the extent that the redemption distribution is more or less than the Fund’s basis in the redeemed shares. Any net capital gains so realized will be distributed to the Fund’s shareholders as described in the section entitled “Distributions and Taxes—Distributions.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA Emerging Markets Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering profitability relative to other eligible companies. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. As of October 29, 2016, the Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. The Sub-Adviser will determine in its discretion when and whether to invest in approved markets depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations. As of October 29, 2016, the minimum market capitalization of any company eligible for purchase was $50 million.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds— Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may invest in ETFs and similarly structured pooled investments that provide exposure to approved markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more approved markets, although it intends to do so only where access to those markets is otherwise significantly limited.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

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Portfolio Construction

Even though a company’s stock may meet the applicable market capitalization and value criterion for investment by the Fund, it may not be included for a number of reasons. For example, the Sub-Adviser, in its judgment, may consider that: (1) the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition; (3) a material portion of the issuer’s securities is closely held and not likely available to support market liquidity; or (4) that the purchase of such stock is inappropriate given other conditions. The Fund also may not invest in certain companies or approved markets for reasons that include constraints imposed within approved markets (i.e., restrictions on purchases by foreigners), and the Fund’s policy not to invest more than 25% of its assets in any one industry. The Sub-Adviser may exercise discretion in purchasing securities in an approved market and in determining the allocation of investments among approved markets.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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SA Real Estate Securities Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on the NYSE, NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Sub-Adviser, using a free float-adjusted market capitalization weighted approach.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain (as defined under “Distributions and Taxes—Taxes on Distributions”)) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in equity REITs and hybrid REITs.

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

It is the intention of the Fund to invest in the securities of eligible companies using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. Periodically, the Sub-Adviser may expand the Fund’s schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment.

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While a company’s stock may meet the applicable criteria described above, the stock also may not be purchased by the Fund if, at the time of purchase, in the judgment of the Sub-Adviser: (1) the issuer is in extreme financial difficulty; (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition that could result in the company no longer being considered principally engaged in the real estate business; or (3) the purchase of such stock is inappropriate given other conditions.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

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Additional Information about the Equity Funds

Description of Certain Investment Practices

Portfolio Transactions

Portfolio investments of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted approach. The Sub-Adviser may, in its discretion, adjust the market capitalization weighting as described under “—Market Capitalization Weighting and Deviation from Market Capitalization Weighting.” However, securities in each Equity Fund’s portfolio will generally not be purchased or sold based on the prospects for the economy or securities markets. Securities in each Equity Fund’s portfolio that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities in each Equity Fund’s portfolio will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities in each Equity Fund’s portfolio, including those eligible for purchase, may be disposed of at any time when, in the Sub-Adviser’s judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities in each Equity Fund’s portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Equity Fund.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by each Equity Fund as additional cash becomes available to it. Each Equity Fund is also authorized to make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash (i.e., a redemption in-kind), when in the best interests of the Equity Fund. Such distributions will be made in accordance with the U.S. federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that are received in payment of redemptions. Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Equity Fund might not be able to purchase the number of shares that adherence to market capitalization weighting might require.

Any total market capitalization ranges and any value criteria used by the Sub-Advisor for an Equity Fund generally apply at the time of purchase by the Equity Fund and an Equity Fund will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in each Equity Fund’s portfolio do pay dividends. It is anticipated, therefore, that each Equity Fund will receive dividend income.

Market Capitalization Weighting and Deviation from Market Capitalization Weighting

The investment portfolios of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), use a market capitalization weighted approach. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the Sub-Adviser for a variety of reasons. An Equity Fund or Underlying Fund may deviate from its market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of such Equity Fund or Underlying Fund. Additionally, the Sub-Adviser may consider such factors as free float, profitability, trading strategies, liquidity, tax management, momentum as well as other factors determined to be appropriate by the Sub-Adviser given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. The Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criterion if the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in deviations from traditional market capitalization weighting.

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Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares or (3) shares subject to ownership restrictions. Free float adjustments may also be made based on a company’s market capitalization. Deviation also will occur because the Sub-Adviser generally intends to purchase in round lots. Furthermore, the Sub-Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20%, of each Equity Fund’s and Underlying Fund’s assets may be invested in short-term, high-quality, highly-liquid, fixed income obligations, thereby causing further deviation from market capitalization weighting. Finally, tax management strategies undertaken by SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund may also cause further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase by each Equity Fund and Underlying Fund or otherwise represented in the portfolio of such Equity Fund or Underlying Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Sub-Adviser will determine those companies eligible for investment by an Equity Fund or Underlying Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Sub-Adviser’s then-current requirements for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of an Equity Fund or Underlying Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country or region weights may be based on the total market capitalization of companies within each country or region. The calculation of country or region market capitalization may take into consideration the free float of companies within a country or region or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the Sub-Adviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of an Equity Fund or Underlying Fund. Country or region weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries or regions may vary from their weighting in published international indices.

Securities Lending

Each Equity Fund and Underlying Fund may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Equity Fund or Underlying Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Equity Fund or Underlying Fund could lose money.

Cash Management

Each Equity Fund and Underlying Fund may invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

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Temporary Defensive Positions

Notwithstanding each Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. In addition, SA Emerging Markets Value Fund may, for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies. To the extent that an Equity Fund adopts a temporary defensive position, the Equity Fund may not achieve its investment objective.

Master-Feeder Structure

Each Equity Fund reserves the right to convert to a “master-feeder” structure at a future date. Under such a structure, generally one or more feeder funds invest all or substantially all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. An Equity Fund will notify shareholders prior to any such conversion.

Short-Term Trading

Each Equity Fund and Underlying Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Equity Fund’s performance.

Description of Certain Security Types

Approved Market Securities

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund invest in Approved Market Securities. “Approved Market Securities” are securities of companies in countries designated by the Investment Committee of the Sub-Adviser from time to time (“approved markets”) listed on bona fide securities exchanges or listed on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depository Receipts, Global Depository Receipts, American Depository Receipts or other types of depository receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund will consider for purchase securities that are associated with an approved market, and may include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market country, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities denominated in an approved market currency issued by companies to finance operations in approved markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (f) equity securities of companies in approved markets in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in approved market securities or derivative instruments that derive their value from approved market securities; or (h) securities included in a Fund’s respective benchmark index. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the Approved Market Securities may reflect economic and market forces in such other countries or regions as well as in the approved markets. The Sub-Adviser, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in approved markets. For example, the Sub-Adviser may invest in companies organized and located in the United States or other countries outside of approved markets, including companies having their entire production facilities outside of approved markets, when such companies meet the criteria discussed above to be considered associated with approved markets.

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In determining what countries are approved markets, the Sub-Adviser may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, Morgan Stanley Capital International and Citigroup. Approved markets may not include all such emerging markets. In determining whether to approve markets for investment, the Sub-Adviser will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets.

Derivatives

Each Equity Fund and Underlying Fund may use derivatives. Derivatives are instruments, such as futures, options on futures contracts, and forward foreign currency exchange contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

Each Equity Fund and Underlying Fund may each, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions or pending direct investments in securities. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When an Equity Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When an Equity Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Equity Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; and losses due to unanticipated market movements, which are potentially unlimited.

Exchange-Traded Funds

Each Equity Fund and Underlying Fund is authorized to invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index and may not necessarily represent the strategy of an Equity Fund or Underlying Fund. The risk of not correlating to the index is an additional risk to the investors of ETFs. When an Equity Fund or Underlying Fund invests in an ETF, shareholders of the Equity Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

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Additional Information About Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the SA Funds. Like all mutual funds, an investment in the SA Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	SA	SA	SA		SA		SA	SA	SA
	U.S.	Global	U.S.	SA	U.S.	SA	International	Emerging	Real
	Fixed	Fixed	Core	U.S.	Small	International	Small	Markets	Estate
	Income	Income	Market	Value	Company	Value	Company	Value	Securities
Risk	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Banking Concentration Risk	X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Foreign Government and
Supranational Organizations Risk	X	X
Foreign Securities and Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk							X
Hedging Risk		X
Income Risk	X	X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company Stock Risk			X	X		X		X
Real Estate and REIT Investment Risk									X
Risk of Concentrating in the Real
Estate Industry									X
Securities Lending Risk		X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X		X		X

●	Banking Concentration Risk: To the extent the SA U.S. Fixed Income Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Increased competition also may affect adversely the profitability or viability of banks. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

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●

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value. A change in the credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

●

Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

●

Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of SA Real Estate Securities Fund’s portfolio.

●

Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●

European Economic Risk: The EU’s Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. Although the timeframe for “Brexit” is uncertain, it is currently expected that the United Kingdom will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the United Kingdom’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the political divisions within the United Kingdom and between the United Kingdom and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may cause increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

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Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, SA Global Fixed Income Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to foreign government obligations it holds and the SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to supranational organization obligations they hold. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

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Foreign Securities and Currency Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Investments in foreign securities are subject to fluctuations in currency exchange rates, which may negatively affect the value of the Fund’s portfolio. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Sub-Adviser invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

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Foreign Securities Risk (SA U.S. Fixed Income Fund): U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, these securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although securities of foreign issuers offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

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Fund of Funds Risk: The investment performance of the SA International Small Company Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. The ability of the SA International Small Company Fund to achieve its investment objective depends: on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives, on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds, and the Sub-Adviser’s selection of securities for the Underlying Funds. There can be no assurance that the investment objective of the SA International Small Company Fund, the DFA Portfolio or any Underlying Fund will be achieved. Through its investment in the DFA Portfolio and, indirectly, the Underlying Funds, the SA International Small Company Fund is subject to the risks of the Underlying Funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies. When the DFA Portfolio invests in Underlying Funds, investors are subject to their proportionate share of the expenses of these Underlying Funds in addition to the expenses of the DFA Portfolio and the Fund.

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Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of SA Global Fixed Income Fund’s portfolio holdings increases because of currency fluctuations. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, resulting in a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such forward foreign currency contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a forward foreign currency contract is entered into and the date it expires.

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Income Risk: Because a Fund can only distribute what it earns, a Fund’s distributions to shareholders may decline when prevailing interest rates fall or if a Fund experiences defaults on debt securities it holds. A Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

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Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that a Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. As of October 29, 2016, interest rates in the United States continue to be near historic lows, which may increase the Fixed Income Funds’ exposure to risks associated with rising interest rates.

●	Interest Rate Risk (REITs): Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.
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Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that the Fund holds illiquid securities, the Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

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Market Risk (Equity Funds): The value of the securities in which an Equity Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount an Equity Fund invests in any single company’s equity securities. However, diversification will not protect an Equity Fund against widespread or prolonged declines in the stock market. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Equity Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of a Fund will be achieved.

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Market Risk (Fixed Income Funds): The value of the securities in which a Fixed Income Fund invests may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fixed Income Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Market Risk (SA International Small Company Fund): The SA International Small Company Fund’s performance is dependent on the performance of the Underlying Funds in which the DFA Portfolio invests. The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount any Underlying Fund invests in any single company’s equity securities. However, diversification will not protect any Underlying Fund against widespread or prolonged declines in the market in which it invests. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Underlying Funds being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. A Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

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Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. A Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

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Risk of Concentrating in the Real Estate Industry: The SA Real Estate Securities Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, regulatory, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management. The Fund’s performance may be materially different from the broad U.S. equity market.

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Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of a Fund that engages in securities lending may fall. The value of shares of a Fund could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

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Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Fund’s performance.

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Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

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U.S. Government Securities Risk: Although a Fund may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

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Value Stock Risk: Value stocks may perform differently from the market as a whole. In addition, value stocks may underperform when the market favors growth stocks over value stocks. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

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Management

Adviser

LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, California 95113, is the SA Funds’ investment adviser (the “Adviser”). Since its organization in July 1998, the Adviser has provided investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. As of March 31, 2017, the Adviser had approximately $14.8 billion in assets under management.

The Adviser, in its capacity as investment adviser, handles the business affairs of the SA Funds, reviews and determines with the Sub-Adviser the investment objectives, policies and restrictions of each Fund, and oversees the Sub-Adviser. The Adviser has received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, is also permitted to appoint sub-advisers for the SA Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board of Trustees, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. As of October 29, 2016, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

In its capacity as administrator, the Adviser provides administrative services to the SA Funds.

Sub-Adviser

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds (the “Sub-Adviser”). Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of March 31, 2017, the Sub-Adviser and its advisory affiliates managed approximately $497 billion in assets firm-wide across the Sub-Adviser and its subsidiaries.

The Sub-Adviser also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Funds. Investment strategies for the SA Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Funds and also approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

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Portfolio Managers

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of the Sub-Adviser. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of each category of the SA Funds indicated.

Domestic Equity Funds (includes SA U.S. Core Market Fund, SA U.S. Value Fund,	Joseph H. Chi and
SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Jed S. Fogdall

International Equity Funds (includes SA International Value Fund, SA International	Joseph H. Chi,
Small Company Fund and SA Emerging Markets Value Fund)	Jed S. Fogdall, and
Bhanu P. Singh

Fixed Income Funds (includes SA U.S. Fixed Income Fund and SA Global Fixed	Joseph F. Kolerich and
Income Fund)	David A. Plecha

In addition to the portfolio managers listed above, Lukas J. Smart serves as a portfolio manager of the SA U.S. Value Fund, SA U.S. Core Market Fund and SA Real Estate Securities Fund, Joel P. Schneider serves as a portfolio manager of the SA U.S. Small Company Fund, Mary T. Phillips serves as a portfolio manager of the SA International Value Fund, Arun C. Keswani serves as a portfolio manager of the SA International Small Company Fund, and Daniel C. Ong serves as a portfolio manager of the SA Emerging Markets Value Fund.

Mr. Chi is Co-Head of the Portfolio Management group, a Senior Portfolio Manager and Vice President of the Sub-Adviser and chairman of the Investment Committee. Mr. Chi has an MBA and BS from the University of California at Los Angeles and also a JD from the University of Southern California. Mr. Chi joined the Sub-Adviser as a Portfolio Manager in 2005 and has been responsible for the Domestic Equity Funds since 2012 and the International Equity Funds since 2010. Mr. Chi is a CFA charterholder.

Mr. Fogdall is Co-Head of the Portfolio Management group, a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Fogdall has an MBA from the University of California at Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a Portfolio Manager in 2004 and has been responsible for the Domestic Equity Funds since 2012 and the International Equity Funds since 2010.

Mr. Singh is Head of Asia Pacific Portfolio Management and Vice President of the Sub-Adviser. Mr. Singh has an MBA from the University of Chicago and a BA from University of California at Los Angeles. Mr. Singh joined the Sub-Adviser in 2003, has been a portfolio manager since 2012 and has been responsible for the Domestic Equity Funds since 2014.

Mr. Kolerich is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago and a BS from Northern Illinois University. Mr. Kolerich joined the Sub-Adviser as a portfolio manager in 2001 and has been responsible for the Fixed Income Funds since 2012.

Mr. Plecha is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been responsible for the Fixed Income Funds since the end of 1991. Mr. Plecha is a CFA charterholder.

Mr. Smart is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Smart holds an MBA from the University of Chicago Booth School of Business and a BBA from the University of San Diego. Mr. Smart joined the Sub-Adviser in 2007, and has been a portfolio manager since 2010. Mr. Smart is a CFA charterholder.

Mr. Schneider is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013.

Ms. Phillips is a Senior Portfolio Manager and Vice President at the Sub-Adviser and a member of the Investment Committee. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Sub-Adviser in 2012 and has been a portfolio manager since 2014. Ms. Phillips is a CFA charterholder.

Mr. Keswani is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Keswani holds an MBA from the MIT Sloan School of Management, an MS from The Pennsylvania State University and a BS from Purdue University. Mr. Keswani joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013. Mr. Keswani is a CFA charterholder.

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Mr. Ong is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Ong holds an MBA from the University of Chicago Booth School of Business and a BA from the University of California, Irvine. Mr. Ong joined the Sub-Adviser in 2005 and has been a portfolio manager since 2005. Mr. Ong is a CFA charterholder.

The SA Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of SA Fund shares.

Management Fees

The following chart shows the aggregate annual investment management fees (including sub-advisory fees) that each Fund paid to the Adviser and the Sub-Adviser during the fiscal year ended June 30, 2016 pursuant to the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and the Adviser (the “Investment Advisory Agreement”), which was last amended on July 1, 2015, and the Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), which was last amended on July 1, 2015. Please refer to the “Fund Summary” for each Fund for more information about the fees payable to the Adviser and fee waivers and reimbursements.

Investment Management Fee Paid
(expressed as percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.20%
SA Global Fixed Income Fund	0.30%
SA U.S. Core Market Fund	0.50%
SA U.S. Value Fund	0.55%
SA U.S. Small Company Fund	0.80%
SA International Value Fund	0.70%
SA International Small Company Fund	0.50%
SA Emerging Markets Value Fund	1.00%
SA Real Estate Securities Fund	0.50%

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreement is available in the SA Funds’ annual report for the period ended June 30, 2016.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), which was last amended on December 28, 2016, the Adviser has contractually agreed to waive the fees payable to it under the Investment Advisory Agreement, and/or to reimburse the operating expenses allocated to the Select Class shares of a Fund with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement. The Fee Waiver Agreement with respect to the Funds will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. Below are the current Fund Expense Limitations for the Investor Class shares. Investor Class shares are not available through this Prospectus.

Fund Expense Limitation
(expressed as percentage of average daily net assets)	Investor Class
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.20%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.40%
SA Real Estate Securities Fund	1.00%

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Under the Investment Advisory Agreement, the Adviser may elect to recapture, separately for each class, any amounts waived or reimbursed subject to the following conditions: (1) any recapture must be made within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the recapture, (3) recapture will be permitted if, and to the extent that, recapture does not cause the Select Class shares’ total annual operating expenses to be less than 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement, and (4) the Adviser may not request or receive any recapture for the reductions and waivers before payment of the relevant Fund’s operating expenses for Select Class shares for the current year.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries or their affiliates (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of SA Funds shares attributable to that financial intermediary, the average net assets of SA Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the SA Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the SA Funds. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The SA Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of SA Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the SA Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the SA Funds and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Fund with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the SA Funds to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an SA Fund.

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Your Account

This section describes how to do business with the SA Funds and the services that are available to shareholders.

How to Reach the SA Funds

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o LWI Financial Inc.
10 Almaden Blvd.
15th Floor
San Jose, California 95113

Investment Providers

The fees and policies outlined in this Prospectus are set by the SA Funds and by the Adviser. However, much of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the SA Funds as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

Purchasing Shares

Select Class shares are available to investors that invest through the Adviser’s Strategist Program. The minimum initial purchase amount of Select Class shares is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. A Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the SA Funds on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of the SA Funds.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

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Incomplete Purchase Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined net asset value per share (“NAV”) of a Fund’s Select Class shares.

Redeeming Shares

You may sell (or “redeem”) Select Class shares at any time by furnishing a redemption request to the SA Funds’ transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem Select Class shares of the Funds on any day that the NYSE is open. Please contact your investment provider to redeem Select Class shares of the SA Funds.

Incomplete Redemption Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s Select Class shares.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem Select Class shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with Select Class shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the SA Funds’ transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV of a Fund’s Select Class shares, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV of a Fund’s Select Class shares. Each day a Fund’s Select Class shares calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $5,000 as a result of redeeming or exchanging shares, the SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, the SA Funds may redeem your Select Class shares and mail the proceeds to you at the account holder’s address of record. Some investment providers may have different minimum balance requirements.

Exchanges

You may exchange shares of one SA Fund for the corresponding class of shares of another SA Fund if you are an existing shareholder of the other SA Fund. The SA Funds do not charge a fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

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You may also be able to acquire shares of the SA Funds by exchanging shares of the State Street Institutional U.S. Government Money Market Fund and may be able to exchange your shares of the SA Funds for shares of the State Street Institutional U.S. Government Money Market Fund, if such shares are offered in your state of residence. The State Street Institutional U.S. Government Money Market Fund is a portfolio of the State Street Institutional Investment Trust. The State Street Institutional Investment Trust is an open-end management investment company with multiple portfolios advised by SSGA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and is not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the State Street Institutional U.S. Government Money Market Fund. You can obtain a copy of the prospectus for the State Street Institutional U.S. Government Money Market Fund through your investment provider or by calling the Adviser at (844) 366-0905. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the State Street Institutional U.S. Government Money Market Fund.

The State Street Institutional U.S. Government Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

An investment in the State Street Institutional U.S. Government Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSGA Funds Management, Inc. There is no assurance that the State Street Institutional U.S. Government Money Market Fund will maintain a stable NAV of $1.00 per share.

You may be required to demonstrate eligibility to buy Select Class shares of a Fund before an investment is accepted.

Converting Shares

If you hold Investor Class shares and are eligible to purchase Select Class shares as described under the “Purchasing Shares” section, you may be eligible to convert your Investor Class shares to Select Class shares of the same Fund, subject to the discretion of the SA Funds, to permit or reject such a conversion. Please contact your financial adviser or SA Funds for conversion instructions.

A conversion between share classes of the same Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Frequent Trading – Market Timing

The SA Funds discourage frequent purchases and sales of the SA Funds’ shares. Frequent trading into and out of the SA Funds, including exchanges of shares among the SA Funds, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The SA Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund (together, “International Funds”) may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund’s holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

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The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Fund shares. Pursuant to the SA Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The SA Funds may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the SA Funds believe are made on behalf of market timers. The SA Funds and their agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the SA Funds, and, where appropriate, restricting access to a Fund(s) by a particular investor. The SA Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the SA Funds will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

The SA Funds reserve the right to reject any purchase order.

At any time, the SA Funds may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

The SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

In the interest of economy, the SA Funds do not issue share certificates.

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information.

For cash redemptions, each Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

The SA Funds may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

The SA Funds may change its investment minimums or waive any minimums or requirements for certain investors.

The SA Funds may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds. Other intermediaries may also be designated to accept such orders, if approved by the SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The SA Funds will be deemed to have received an order when the order is accepted in proper form by the SA Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Fund’s next-determined NAV.

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Portfolio Holdings Disclosure

The SA Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information.

Important Notice Regarding Delivery of Shareholder Documents

When the SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The SA Funds will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the SA Funds not employ householding on your account(s), you may do so by calling (844) 366-0905. The SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The net asset value per Select Class share of each Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments of the Fund less any liabilities by the total outstanding shares of such Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. SA Funds shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of a Fund share is effected is based on the next calculation of the NAV after the order is received in proper form by the SA Funds’ transfer agent or other authorized intermediary.

Market or fair values of the SA Funds’ portfolio securities are determined as follows:

●

Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

●

Domestic equity securities listed on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

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●

Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.
●

Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

●

Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

●

Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior of the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the SA Funds do not price their shares. Therefore, the net asset value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country- or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the SA Funds’ NAV by short-term traders.

The valuation of each share of the U.S. Micro Cap Portfolio and the DFA Portfolio (the “DFA Funds”) is described in their respective prospectuses and statements of additional information. The NAV per share of each DFA Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) by dividing the total value of the investments and other assets of the DFA Fund less any liabilities by the total outstanding shares of the stock of the respective DFA Fund. The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time.

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Distributions and Taxes

Each Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When a Fund earns dividends from stocks and/or interest from debt securities and distributes those earnings to its shareholders, the distribution is called a dividend distribution. A Fund realizes a capital gain when it sells a security for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

Each Fixed Income Fund distributes dividends, if any, quarterly.

Each Equity Fund distributes dividends, if any, annually.

Each Fund distributes net capital gains, if any, at least annually.

You will receive distributions from a Fund in additional Select Class shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to a Fund’s shareholders even if they are paid from income and gains earned by the Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long a Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments could affect the amount, timing, and character of a Fund’s distributions.

A portion of the dividend distributions from some of the Equity Funds may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders, and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain — a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements. The Fixed Income Funds expect that their dividend distributions will be attributable primarily to ordinary income (interest) that is not QDI as well as will not be eligible for the DRD.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions each Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

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You are required to report all Fund distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The SA International Small Company Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions or Exchanges

If you redeem your shares of a Fund or exchange them for shares of another Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis typically depends on the original purchase price of your Fund shares and the price at which any distributions may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, basis information and holding (long-term or short-term) period for shares purchased after December 31, 2011.

Foreign Withholding Taxes

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Backup Withholding

By law, each Fund must withhold and remit to the U.S. Treasury 28% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual shareholder and you have not provided a complete, correct taxpayer identification number to the Trust, and 28% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 35% on certain capital gain dividends), as discussed in more detail in the SAI.

Descriptions of Indices

Each index is unmanaged, and unlike the SA Funds, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in each Fund’s performance.

BofA Merrill Lynch 1-3 Year U.S. Corporate / Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade U.S. Government and corporate fixed income securities with a remaining term to final maturity of less than 3 years.

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Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. Dollar.

Russell 1000 Value Index is comprised of companies with lower price-to-book ratios and lower expected growth values within the Russell 1000 Index. The Russell 1000 Index is a market capitalization weighted broad index of approximately 1000 large capitalization U.S. companies.

Russell 2000 Index is a market capitalization weighted broad index of approximately 2000 small capitalization U.S. companies.

Russell 3000 Index is a market capitalization weighted broad index of the largest approximately 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI World ex USA Value Index (net div.) is composed of companies within the MSCI World ex USA Index that MSCI categorizes as value stocks. The MSCI World ex USA Index is an index of securities listed on the stock exchanges of 22 developed market countries other than the United States. The MSCI World ex USA Value Index (net div.) calculates reinvested dividends net of withholding taxes applicable to non-resident institutional investors that do not benefit from double taxation treaties.

MSCI World ex USA Small Cap Index (net div.) is a market capitalization weighted index designed to measure equity performance in 22 developed markets, excluding the U.S., and is composed of stocks that MSCI categorizes as small capitalization stocks. MSCI World ex USA Small Cap Index (net div.) calculates total returns (with dividends reinvested) net of withholding taxes.

MSCI Emerging Markets Value Index (net div.) is a market capitalization weighted equity index comprised of companies within the MSCI Emerging Markets Index that MSCI categorizes as value stocks. MSCI Emerging Markets Value Index (net div.) calculates reinvested dividends net of withholding taxes applicable to non-resident institutional investors that do not benefit from double taxation treaties.

Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded real estate companies that have a minimum market capitalization of at least $200 million (as of August 2013), at least 75% of total revenues derived from ownership and operation of real estate assets and liquidity of company stock commensurate with that of other institutionally held real estate securities.

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Financial Highlights

The following financial highlight tables are intended to help shareholders understand each Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. Financial information for the Select Class shares would differ from the performance of the Investor Class shares because the classes have different expenses. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables for the period ended December 31, 2016, is unaudited; all other information has been audited by PricewaterhouseCoopers LLP, the SA Funds’ independent registered public accounting firm, whose report, along with the SA Funds’ financial statements, is included in the SA Funds’ annual report to shareholders, and is incorporated by reference into the Statement of Additional Information, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

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FINANCIAL HIGHLIGHTS

	SA U.S. Fixed Income Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015		2014		2013		2012
Net asset value, beginning
of period	$10.22	$10.20	$10.19		$10.20		$10.24		$10.27

Income from investment
operations:
Net investment income (loss)	0.02	0.03	0.00	(1)	(0.02)		(0.01)		0.01
Net realized and unrealized
gain (loss) on investments	(0.04)	0.03	0.01		0.01		—		0.01
Total from investment operations	(0.02)	0.06	0.01		(0.01)		(0.01)		0.02

Less distributions from:
Net investment income	(0.03)	(0.03)	—		—		—		(0.01)
Capital gains	—	(0.01)	(0.00	)(1)	(0.00	)(1)	(0.03)		(0.04)
Total distributions	(0.03)	(0.04)	(0.00	)(1)	(0.00	)(1)	(0.03)		(0.05)

Net asset value, end of period	$10.17	$10.22	$10.20		$10.19		$10.20		$10.24

Total return (2)	(0.23)%	0.53%	0.22%		(0.07)%		(0.10)%		0.16%
Net assets, end of period (000s)	$606,881	$615,114	$612,129		$564,205		$430,976		$368,700
Ratio of net expenses to average
net assets (3)	0.65%	0.65%	0.65%		0.65%		0.65%		0.65%
Ratio of gross expenses to average
net assets (3)	0.65%	0.65%	0.74	%(4)	0.75	%(4)	0.81	%(4)	0.83	%(4)
Ratio of net investment income
(loss) to average net assets (3)	0.46%	0.31%	(0.01)%		(0.23)%		(0.14)%		0.05%
Portfolio turnover rate	63%	140%	202%		94%		33%		95%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.02	$0.03	$(0.01	)(4)	$(0.03	)(4)	$(0.03	)(4)	$(0.01	)(4)

(1)	Amount rounds to less than $0.005 per share.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	85

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed Income Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014		2013		2012
Net asset value, beginning
of period	$9.79	$9.63	$9.69	$9.68		$9.95		$10.03

Income from investment
operations:
Net investment income	0.05	0.06	0.11	0.10		0.11		0.19
Net realized and unrealized gain
(loss) on investments	(0.18)	0.17	(0.01)	—		(0.06)		—
Total from investment operations	(0.13)	0.23	0.10	0.10		0.05		0.19

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.15)	(0.09)		(0.32)		(0.27)
Capital gains	(0.02)	(0.01)	(0.01)	—		—		—
Total distributions	(0.09)	(0.07)	(0.16)	(0.09)		(0.32)		(0.27)

Net asset value, end of period	$9.57	$9.79	$9.63	$9.69		$9.68		$9.95

Total return (1)	(1.34)%	2.32%	1.00%	0.99%		0.48%		1.96%
Net assets, end of period (000s)	$714,545	$732,949	$753,463	$724,587		$603,798		$555,836
Ratio of net expenses to
average net assets (2)	0.72%	0.73%	0.79%	0.80%		0.80%		0.82%
Ratio of gross expenses to
average net assets (2)	0.72%	0.73%	0.79%	0.80	%(3)	0.80	%(3)	0.82	%(3)
Ratio of net investment income to
average net assets (2)	0.97%	0.91%	1.04%	1.00%		1.19%		1.85%
Portfolio turnover rate	19%	42%	72%	24%		36%		36%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.05	$0.06	$0.11	$0.10	(3)	$0.11	(3)	$0.19	(3)

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

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FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core Market Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning
of period	$19.56	$19.47	$18.49	$14.99	$12.57	$12.31

Income from investment
operations:
Net investment income	0.12	0.21	0.19	0.14	0.17	0.13
Net realized and unrealized gain
(loss) on investments	1.47	0.05	0.95	3.50	2.44	0.21
Total from investment operations	1.59	0.26	1.14	3.64	2.61	0.34

Less distributions from:
Net investment income	(0.26)	(0.17)	(0.16)	(0.14)	(0.19)	(0.08)
Capital gains	(0.97)	—	—	—	—	—
Total distributions	(1.23)	(0.17)	(0.16)	(0.14)	(0.19)	(0.08)

Net asset value, end of period	$19.92	$19.56	$19.47	$18.49	$14.99	$12.57

Total return (1)	8.09%	1.31%	6.22%	24.36%	20.98%	2.80%
Net assets, end of period (000s)	$697,095	$668,601	$699,644	$662,126	$482,418	$405,579
Ratio of net expenses to average
net assets (2)	0.93%	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average
net assets (2)	0.93%	0.98%	1.00%	1.00%	1.07% (3)	1.09% (3)
Ratio of net investment income to
average net assets (2)	1.14%	1.09%	0.99%	0.89%	1.20%	1.04%
Portfolio turnover rate	6%	11%	10%	11%	5%	6%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.12	$0.21	$0.19	$0.14	$0.16 (3)	$0.12 (3)

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	87

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Value Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning
of period	$16.11	$17.45	$18.08	$14.63	$11.22	$11.81

Income from investment
operations:
Net investment income	0.12	0.24	0.20	0.14	0.15	0.13
Net realized and unrealized
gain (loss) on investments	2.17	(0.52)	0.23	3.77	3.41	(0.62)
Total from investment operations	2.29	(0.28)	0.43	3.91	3.56	(0.49)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.17)	(0.13)	(0.15)	(0.10)
Capital gains	(0.64)	(0.84)	(0.89)	(0.33)	—	—
Total distributions	(0.89)	(1.06)	(1.06)	(0.46)	(0.15)	(0.10)

Net asset value, end of period	$17.51	$16.11	$17.45	$18.08	$14.63	$11.22

Total return (1)	14.15%	(1.35)%	2.54%	27.01%	31.92%	(4.02)%
Net assets, end of period (000s)	$567,683	$519,215	$546,453	$526,814	$383,854	$308,668
Ratio of net expenses to
average net assets (2)	1.00%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to
average net assets (2)	1.00%	1.05%	1.05% (3)	1.06% (3)	1.14% (3)	1.17% (3)
Ratio of net investment income to
average net assets (2)	1.33%	1.55%	1.17%	0.90%	1.14%	1.21%
Portfolio turnover rate	9%	21%	23%	20%	21%	11%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.12	$0.24	$0.20 (3)	$0.14 (3)	$0.14 (3)	$0.12 (3)

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

88	|	http://SA-Funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Small Company Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.40	$25.64	$25.77	$21.29	$16.94	$17.51

Income from investment operations:
Net investment income	0.04	0.09	0.07	0.01	0.18	0.05
Net realized and unrealized
gain (loss) on investments	4.18	(1.48)	1.11	5.12	4.40	(0.54)
Total from investment operations	4.22	(1.39)	1.18	5.13	4.58	(0.49)

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.03)	(0.03)	(0.21)	—
Capital gains	(1.23)	(1.76)	(1.28)	(0.62)	(0.02)	(0.08)
Total distributions	(1.31)	(1.85)	(1.31)	(0.65)	(0.23)	(0.08)

Net asset value, end of period	$25.31	$22.40	$25.64	$25.77	$21.29	$16.94

Total return (1)	18.79%	(5.23)%	4.81%	24.29%	27.26%	(2.74)%
Net assets, end of period (000s)	$412,810	$366,164	$404,400	$385,094	$298,211	$245,839
Ratio of net expenses to
average net assets (2)	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of gross expenses to
average net assets (2)(3)	1.27%	1.28%	1.34%	1.35%	1.43%	1.45%
Ratio of net investment income to
average net assets (2)	0.30%	0.42%	0.27%	0.05%	0.96%	0.31%
Portfolio turnover rate	6%	12%	11%	13%	23%	14%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been (3)	$0.03	$0.07	$0.03	$(0.01)	$0.14	$0.01

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	89

FINANCIAL HIGHLIGHTS (Continued)

	SA International Value Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.16	$11.34	$12.59	$10.16	$8.96	$11.50

Income from investment operations:
Net investment income	0.10	0.25	0.22	0.40	0.23	0.24
Net realized and unrealized
gain (loss) on investments	1.26	(2.24)	(1.08)	2.25	1.25	(2.57)
Total from investment operations	1.36	(1.99)	(0.86)	2.65	1.48	(2.33)

Less distributions from:
Net investment income	(0.30)	(0.19)	(0.39)	(0.22)	(0.28)	(0.21)
Capital gains	—	—	—	—	—	—
Total distributions	(0.30)	(0.19)	(0.39)	(0.22)	(0.28)	(0.21)

Net asset value, end of period	$10.22	$9.16	$11.34	$12.59	$10.16	$8.96

Total return (1)	14.80%	(17.66)%	(6.62)%	26.23%	16.59%	(20.23)%
Net assets, end of period (000s)	$675,302	$602,565	$710,710	$725,911	$522,423	$442,289
Ratio of net expenses to
average net assets (2)	1.12% (3)	1.16%	1.26%	1.26%	1.33%	1.34%
Ratio of gross expenses to
average net assets (2)	1.12% (3)	1.16%	1.26%	1.26%	1.33%	1.34%
Ratio of net investment income to
average net assets (2)	1.80%	2.51%	2.12%	3.58%	2.32%	2.60%
Portfolio turnover rate	8%	21%	21%	15%	17%	22%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.10	$0.25	$0.22	$0.40	$0.23	$0.24

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)

Reflects the Fund’s receipt of a one-time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 1.15% and 1.15%, respectively.

90	|	http://SA-Funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA International Small Company Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning
of period	$18.72	$20.43	$22.05	$17.30	$15.07	$18.25

Income from investment
operations:
Net investment income	0.11	0.42	0.23	0.15	0.24	0.30
Net realized and unrealized
gain (loss) on investments	1.02	(1.40)	(1.42)	4.95	2.39	(3.29)
Total from investment operations	1.13	(0.98)	(1.19)	5.10	2.63	(2.99)

Less distributions from:
Net investment income	(0.36)	(0.19)	(0.31)	(0.35)	(0.40)	(0.19)
Capital gains	(0.42)	(0.54)	(0.12)	—	—	—
Total distributions	(0.78)	(0.73)	(0.43)	(0.35)	(0.40)	(0.19)

Net asset value, end of period	$19.07	$18.72	$20.43	$22.05	$17.30	$15.07

Total return (1)	6.07%	(4.81)%	(5.21)%	29.68%	17.55%	(16.35)%
Net assets, end of period (000s)	$317,043	$307,502	$337,659	$337,334	$233,313	$192,472
Ratio of net expenses to
average net assets (2)†	0.96% (4)	1.04%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to
average net assets (2)†	0.96% (4)	1.04%	1.12% (3)	1.10% (3)	1.17% (3)	1.18% (3)
Ratio of net investment income to
average net assets (2)†	1.01%	2.15%	1.15%	0.75%	1.46%	1.92%
Ratio of expenses to average
net assets for the DFA Portfolio
(unaudited) (5)†	0.53%	0.53%	0.53%	0.53%	0.56%	0.56%
Ratio of expenses to average
net assets for the DFA
Portfolio (6)†	0.53%	0.54%	0.53%	0.54%	0.56%	0.55%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been	$0.11	$0.42	$0.23 (3)	$0.15 (3)	$0.23 (3)	$0.29 (3)

†

The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.
(4)

Reflects the Fund’s receipt of a one-time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 0.97% and 0.97%, respectively.

(5)	The DFA Portfolio expense ratios are as of April 30, 2016, 2015, 2014, 2013 and 2012, respectively and are unaudited.
(6)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2016, 2015, 2014, 2013, 2012 and 2011, respectively.

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FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging Markets Value Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.78	$9.05	$10.51	$9.32	$9.28	$12.40

Income from investment operations:
Net investment income	0.03	0.11	0.11	0.10	0.08	0.09
Net realized and unrealized gain
(loss) on investments	0.55	(1.29)	(1.43)	1.26	0.03	(2.85)
Total from investment operations	0.58	(1.18)	(1.32)	1.36	0.11	(2.76)

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.13)	(0.08)	(0.07)	(0.09)
Capital gains	—	—	(0.01)	(0.09)	—	(0.27)
Total distributions	(0.10)	(0.09)	(0.14)	(0.17)	(0.07)	(0.36)

Net asset value, end of period	$8.26	$7.78	$9.05	$10.51	$9.32	$9.28

Total return (1)	7.50%	(12.95)%	(12.53)%	14.70%	1.13%	(22.19)%
Net assets, end of period (000s)	$178,341	$166,788	$167,220	$162,333	$96,991	$76,901
Ratio of net expenses to
average net assets (2)	1.40%	1.40%	1.45%	1.45%	1.45%	1.45%
Ratio of gross expenses to
average net assets (2)(3)	1.65%	1.72%	1.83%	1.93%	2.03%	2.10%
Ratio of net investment income to
average net assets (2)	0.66%	1.52%	1.17%	1.12%	0.90%	0.99%
Portfolio turnover rate	10%	13%	14%	10%	7%	13%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been (3)	$0.02	$0.09	$0.07	$0.06	$0.03	$0.03

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

92	|	http://SA-Funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate Securities Fund
	Six Months Ended	Year Ended June 30,
	December 31, 2016
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.17	$10.03	$9.94	$9.04	$8.50	$7.68

Income from investment operations:
Net investment income	0.26	0.26	0.19	0.20	0.15	0.21
Net realized and unrealized
gain (loss) on investments	(0.85)	2.07	0.13	0.86	0.51	0.71
Total from investment operations	(0.59)	2.33	0.32	1.06	0.66	0.92

Less distributions from:
Net investment income	(0.35)	(0.19)	(0.23)	(0.16)	(0.12)	(0.10)
Capital gains	(0.06)	—	—	—	—	—
Total distributions	(0.41)	(0.19)	(0.23)	(0.16)	(0.12)	(0.10)

Net asset value, end of period	$11.17	$12.17	$10.03	$9.94	$9.04	$8.50

Total return (1)	(4.77)%	23.56%	3.12%	12.10%	7.81%	12.19%
Net assets, end of period (000s)	$171,045	$186,216	$160,246	$150,198	$105,040	$91,427
Ratio of net expenses to
average net assets (2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to
average net assets (2)(3)	1.05%	1.06%	1.23%	1.31%	1.38%	1.42%
Ratio of net investment income to
average net assets (2)	4.25%	2.43%	1.85%	2.43%	1.67%	2.77%
Portfolio turnover rate	3%	7%	3%	0% (4)	2%	4%
Without giving effect to the
expense waiver, net investment
income (loss) per share would
have been (3)	$0.26	$0.25	$0.17	$0.18	$0.11	$0.18

(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.
(4)	Amount rounds to less than 0.5%.

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SA Funds – Investment Trust
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Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

■	To establish and administer your accounts;
■	To process transactions for you;
■	To maintain and service your accounts;
■	To fulfill legal or regulatory obligations; and
■	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

____________________

* Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and LWI Financial Inc., its administrator and investment advisor, are collectively referred to as “we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

94	|	http://SA-Funds.com

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

Call toll-free 1.844.366.0905	Prospectus	|	95

For More Information

More information about the SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports
Statement of Additional Information (SAI)

The SAI provides more details about the SA Funds, their policies and the SA Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the SA Funds’ investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the SA Funds’ performance during their last fiscal year.

To make inquiries to the SA Funds by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone
Call 1-844-366-0905

By mail
Write to:
SA Funds – Investment Trust
c/o LWI Financial Inc.
10 Almaden Blvd.
15th Floor
San Jose, California 95113

On the Internet
You may find more information about the SA Funds and obtain copies of the SA Funds’ SAI, Annual and Semi-Annual Reports on the Internet at http://www.sa-funds.com. Text-only versions of the SA Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the SA Funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA-PRO-SELECT-0717

SA FUNDS – Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2016, as amended and restated, July 1, 2017

	Investor Class Shares	Select Class Shares
Fund	Ticker Symbol	Ticker Symbol
SA U.S. Fixed Income Fund	SAUFX	SAULX
SA Global Fixed Income Fund	SAXIX	SAFLX
SA U.S. Core Market Fund	SAMKX	SAALX
SA U.S. Value Fund	SABTX	SAVLX
SA U.S. Small Company Fund	SAUMX	SASLX
SA International Value Fund	SAHMX	SATLX
SA International Small Company Fund	SAISX	SACLX
SA Emerging Markets Value Fund	SAEMX	SAELX
SA Real Estate Securities Fund	SAREX	SARLX

Fund	Ticker Symbol
SA Worldwide Moderate Growth Fund	SAWMX

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the 10 no-load mutual funds listed above (each a “Fund” and together, the “Funds”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the SA Worldwide Moderate Growth Fund’s prospectus dated October 29, 2016 as amended July 1, 2017, the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund’s Investor Class prospectus dated October 29, 2016 as amended April 28, 2017 and July 1, 2017 and the Select Class prospectus dated July 1, 2017 (each, a “Prospectus” and together, the “Prospectuses”). The financial statements and financial highlights for the fiscal year ended June 30, 2016, including the independent registered public accounting firm’s report thereon, are included in the Trust’s Annual Report and are incorporated herein by reference. In addition, the unaudited financial statements for each Fund, which includes each Fund’s schedule of investments for the period ended December 31, 2016, are hereby incorporated by reference to each Fund’s Semi-Annual Report. Copies of the Prospectuses, Annual Report or Semi-Annual Report may be obtained by calling (844) 366-0905.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectuses do not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

ii

HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers Investor Class shares and Select Class shares of beneficial interest, of the following ten separate portfolios (each, a “Fund” and collectively, the “Funds”) with the exception of SA Worldwide Moderate Growth Fund, which currently only offers a single share class. The Trust may create additional series and classes from time to time.

SA Worldwide Moderate Growth Fund
(an “Allocation Fund”)

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund
(each, a “SA Fund” and collectively, the “SA Funds”)

LWI Financial Inc. (the “Adviser”) serves as the investment adviser to the Funds, and provides administrative and certain other services to each of the Funds.

Dimensional Fund Advisors LP, a Delaware limited partnership (“Dimensional”), serves as the sub-adviser (the “Sub-Adviser”) to each of the Funds except the Allocation Fund.

Loring Ward Securities Inc. (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The Allocation Fund operates under a “fund of funds” structure, under which the Fund employs different asset allocation strategies by purchasing shares of the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund in different proportions in accordance with the Allocation Fund’s investment objective and strategies set forth in its Prospectus.

Each of the SA Funds is diversified under the federal securities laws and regulations. Although the Allocation Fund is not diversified, it invests mainly in the SA Funds (except the SA International Small Company Fund).

In general, the investment strategies, investments and risks described below directly apply to the SA Funds. They indirectly apply to the Allocation Fund through its investments in the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund and may apply directly in the event the Allocation Fund engages in such investment strategies or makes such investments directly. Throughout this “Investment Strategies and Risks” section, references to the Adviser refer to the Adviser as adviser to the Allocation Fund and references to the Sub-Adviser refer to the Sub-Adviser as sub-adviser to the SA Funds.

Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or significant financial loss. They may also cause a Fund to violate applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Adviser and its affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since the Adviser does not control the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), or those of the issuers of securities in which the Funds invest.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The SA International Value Fund, the Underlying DFA Funds (as defined below), SA Emerging Markets Value Fund and the Allocation Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted, including currency risk and risks of foreign investing.

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company registered as an open-end management company, unit investment trust or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of ETFs. The share price of an ETF may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an ETF may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, as discussed under “Investment Company Securities” below. However, many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs.

Foreign Currency Transactions. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. In addition, a Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The S.A. Global Fixed Income Fund may also enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates. This Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser and Sub-Adviser each believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. No Fund will enter into a forward contract, or maintain exposure to any such contract, if the amount of the foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a forward contract, a Fund may net offsetting positions.

At the maturity of a forward contract used for hedging purposes, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

If a Fund enters into a forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in foreign exchange prices since the time the contract was entered into.

Should a foreign currency depreciate during the period between a Fund’s entering into a forward contract for the sale of the foreign currency, the Fund will realize a gain. Should a foreign currency appreciate during that period, the Fund will suffer a loss.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities or will do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Not all of the notional amount of currency exposure may be hedged at any given time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund and the Allocation Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Adviser and Sub-Adviser each endeavor to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell futures contracts and options on futures contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions or purchase or sell futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices. The Funds, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. Pursuant to published positions of the SEC, the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulations, enter into offsetting positions), in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid, in conformance with applicable SEC rules and guidance. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). In the event that the value of a Fund’s aggregate holdings of illiquid securities exceeds the applicable percentage limit of the Fund’s net assets, the Fund will take steps necessary within a reasonable period of time to reduce the value of illiquid securities the Fund holds to less than the applicable percentage limit.

A Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). A Fund may also purchase securities that are not registered under the 1933 Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”). Section 4(2) paper is restricted as to disposition under the U.S. federal securities laws and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. The Adviser or Sub-Adviser will determine the liquidity of such investments for the relevant Fund(s) pursuant to guidelines established by the Trust’s Board of Trustees (the “Board of Trustees” or “Board”). It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that the interest of qualified institutional buyers in purchasing these securities declines for a period.

Investment Company Securities. Each Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies, ETFs or unit investment trusts. Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund and any companies it controls (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested in the aggregate more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Each Fund (other than SA International Small Company Fund and the Allocation Fund) currently intends to limit its investments in securities issued by other investment companies (excluding money market funds) within these statutory limitations. The SA International Small Company Fund and the Allocation Fund invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow each of them to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the acquiring investment company level may be reduced by the operating expenses and fees of the acquired investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, may trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of the Fund’s investment. Further, the securities of closed-end funds may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or such other collateral as may be agreed to in writing by the Funds and the securities lending agent from time to time. Depending on the type of securities loaned, a Fund will receive initial collateral valued at 100%, 102% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to deliver additional collateral if the market value of the collateral is less than a specified minimum percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any interest, dividends or other distributions received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund may pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Fund may, in its discretion, recall a loan in anticipation of voting those proxies that the Fund has determined are material to its interests.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees has appointed State Street Bank and Trust Company as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Adviser or Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Government National Mortgage Association (“Ginnie Mae”)) or may be issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), as described in greater detail below). There can be no assurance that the U.S. government will provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities may also be issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

Mortgage-backed securities may have either fixed or adjustable interest rates. Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund’s income. Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund’s income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Tax or regulatory changes may also adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, the GSEs required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $146.6 billion in dividends. Both GSEs ended the third quarter of 2013 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA had previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the future of GSEs is in question as the U.S. Government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by the GSEs that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.

Non-Domestic Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; and Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Real Estate Investments. The SA Real Estate Securities Fund and the Allocation Fund may invest in securities issued by real estate companies. In addition to the risks associated with investing in equity securities, investments in real estate companies are also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause SA Real Estate Securities Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). Repurchase agreements generally are for a short period of time, usually less than a week. The Adviser or Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund will maintain cash, U.S. government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market conditions, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments remain near historical lows.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and, formerly, the Student Loan Marketing Association), the Federal Home Loan Banks and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. government agency mortgage-backed securities (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments, which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. Debt instruments may also be structured to have variable or floating interest rates. The interest rate on variable and floating rate instruments ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants or rights as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Except as otherwise provided in the Prospectuses and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Commodity Pool Operator Exemption. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, as of the date of this SAI, the Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” with respect to its service to the Funds.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the United Kingdom will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the United Kingdom’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the political divisions within the United Kingdom and between the United Kingdom and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments. In addition, Brexit may cause other member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Government Intervention in Financial Markets. Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and Sub-Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of each Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As discussed above, in response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of a Fund’s investments. Uncertainty surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may continue to disrupt markets in the U.S. and around the world. If Brexit occurs or if one or more other countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly impacted and may be disrupted. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

TAX MANAGEMENT STRATEGIES OF SA U.S. VALUE FUND, SA U.S. SMALL COMPANY FUND AND SA INTERNATIONAL VALUE FUND

The Sub-Adviser may attempt to minimize the impact of federal income tax on the shareholders of SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund by managing these Funds’ portfolios in a manner that may defer the realization of net capital gains and minimize ordinary income where possible.

When selling the shares of a particular issuer on behalf of one of these Funds, the Sub-Adviser may select the shares with the highest tax basis to minimize the realization of capital gains. In certain cases, the highest basis shares may produce a short-term capital gain. Because a Fund’s net short-term capital gains are taxed as ordinary income (which is taxed at higher rates than its net long-term capital gains) when distributed to its individual shareholders, the highest basis shares with a long-term holding period for tax purposes (more than one year) may be disposed of instead. The Sub-Adviser may also seek not to dispose of a security on behalf of any of these Funds until the long-term holding period has been satisfied. Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions. However, realization of capital gains is not entirely within the Sub-Adviser’s control. Capital gain distributions may vary considerably from year to year.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. These Funds may not be eligible to flow through “qualified dividend income” (“QDI”) to their individual shareholders or the dividends-received deduction to their corporate shareholders with respect to certain dividends they receive if, because of timing activities, the requisite holding period for that income or deduction is not met. See “Taxes – Taxation of Fund Distributions.”

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criteria to realize a capital loss. Additionally, while these Funds are managed so that securities will generally be held for longer than one year, they may dispose of any securities whenever the Sub-Adviser determines that such disposition would be in the best interests of their shareholders.

Although the Sub-Adviser may manage each of these Funds to attempt to minimize the realization of capital gains and taxable dividend distributions (especially non-QDI distributions) during a particular taxable year, these Funds may nonetheless distribute taxable net gains and investment income to their shareholders from time to time. Furthermore, shareholders will be required to pay taxes on capital gains realized, if any, upon redemption of shares of any of these Funds.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the fundamental investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.	No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries); except that (a) SA U.S. Fixed Income Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in the circumstances described in the Prospectus under “Principal Investment Strategies;” and (b) SA Real Estate Securities Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry.

2.	No SA Fund may, with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.

3.	No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.

4.	No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

5.	No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided that the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.

6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.	No Fund (except SA Real Estate Securities Fund) may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

8.	No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

9.	No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Funds’ Prospectuses.

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

2.	Make investments for the purpose of exercising control or management; or

3.	Invest in other investment companies, except as permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

Below are additional non-fundamental policies adopted by the Funds:

The SA U.S. Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in U.S. issued fixed income securities.

The SA Global Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

The SA U.S. Core Market Fund and SA U.S. Value Fund must under normal circumstances invest at least 80% of their respective net assets (taken at market value at the time of purchase) in U.S. securities.

The SA U.S. Small Company Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of U.S. small cap companies.

The SA International Small Company Fund must under normal circumstances invest, through its investments in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), and indirectly, each investment company series in which the DFA Portfolio invests (each, an “Underlying DFA Fund”), at least 80% of its net assets (taken at market value at the time of purchase) in securities of small companies.

The SA Emerging Markets Value Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in emerging markets investments that are defined in the Prospectus as Approved Market Securities.

The SA Real Estate Securities Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of companies in the real estate industry.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

POLICIES ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Trust’s Board of Trustees have adopted a Policy on Disclosure of Portfolio Holdings (the “Disclosure Policy”), which is intended to protect the confidentiality of the Funds’ portfolio holdings information and to prevent the selective disclosure and misuse of such information. Divulging non-public portfolio holdings information to third parties is permissible only when a Fund has a legitimate business purpose for doing so and only if the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

General Rule

No information concerning the portfolio holdings of any Fund may be disclosed to any third party except as provided below.

Individuals Empowered to Authorize Disclosure

The Trust’s Chief Compliance Officer may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below.

The Adviser is responsible for administering the release of the Funds’ portfolio holdings information. Until particular portfolio holdings information has been made publicly available, and except as otherwise permitted by the Disclosure Policy, no such information may be provided to any party without the written approval of the Trust’s Chief Compliance Officer, which approval is subject to the conditions described below. It is prohibited for the Trust, the Adviser, the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Funds’ portfolio holdings information.

Disclosure to Service Providers

Any and all current non-public portfolio information as frequently as daily as part of the legitimate business activities of the Funds may be disclosed to the Trust’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Adviser and the Sub-Adviser, distributor, custodian, fund accountants, administrator, sub-administrator, securities lending agent, transfer agent, independent public accountants, proxy voting firm, financial printer and counsel to the Trust and the non-interested Trustees of the Board. The Board of Trustees has determined that disclosure of portfolio holdings information to such service providers fulfills a legitimate business purpose and is in the best interest of the Funds’ shareholders. The Trust’s Chief Compliance Officer may determine to add authorized recipients only if he or she first determines that the standards under the Disclosure Policy have been met prior to such disclosure.

The Adviser will monitor a recipient’s use of non-public portfolio holdings information and, when appropriate, use its best efforts to enforce any agreements or law relating to the use of such information.

Publicly Available Information

Each Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as the requirement to file periodic portfolio disclosure with the SEC. A Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.

The Adviser may publicly disclose all month-end portfolio holdings of all Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day). It is the responsibility of the Adviser to monitor regulatory guidance to ensure it uses permissible means to publicly disclose the Funds’ portfolio holdings information.

The Adviser may provide portfolio holdings information to rating agencies such as Morningstar, Inc. and Lipper, Inc., and the independent financial advisors that utilize the Adviser’s services, through a password-protected website. These arrangements to provide information to the rating agencies and financial representatives must be in accordance with the minimum 30-day disclosure delay.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio holdings prior to the 30-day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Funds’ website or otherwise (but not earlier than the 15 calendar day restriction).

●	Top Ten Holdings. Top ten holdings and the percentage of the Fund’s total net assets that such aggregate holdings represent.
●	Sector Holdings. Sector information and the percentage of the Fund’s total net assets held in each sector.
●

Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm portfolio holdings information, including the ownership of any individual portfolio holding position to the media, brokers, shareholders, consultants or other interested persons only if such information previously has been made publicly available in accordance with the Disclosure Policy.

Confidential Dissemination of Portfolio Holdings

There are individuals and entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. The Trust’s Chief Compliance Officer may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings information before the expiration of the applicable disclosure delay periods identified above; provided that (a) there is a legitimate business purpose for such disclosure and (b) the party receiving such information is subject to a duty to treat such information confidentially and a duty not to trade on such information. In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, the Trust’s Chief Compliance Officer should consider whether the disclosure is in the best interests of Fund shareholders and whether any conflicts of interest exist. The recipient must sign a written confidentiality agreement, or the Adviser must provide a written notice to the recipient, providing that the non-public portfolio holdings information (a) must be kept confidential, (b) may not be used to trade such portfolio holdings or to purchase or redeem shares of the Fund and (c) may not be disseminated or used for any purpose other than that referenced in the written agreement or notice.

Additional Restrictions

Notwithstanding anything herein to the contrary, the Trust’s Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio holdings information beyond the restrictions found in the Disclosure Policy.

Waivers of Restrictions

The Disclosure Policy may not be waived, and no exceptions to the Disclosure Policy may be made, without the consent of the Trust’s Chief Compliance Officer. Any such consents to waivers or exceptions shall be documented.

Conflicts of Interest

The Trust’s Chief Compliance Officer and the Adviser will monitor and review any potential conflicts of interest between the Funds’ shareholders and affiliated persons of the Trust or the Adviser, including any of the Funds’ service providers, that may arise from the potential release of the Funds’ non-public portfolio holdings information. Such potential conflicts of interest will be addressed by the Trust’s Chief Compliance Officer based on the best interests of the Funds’ shareholders.

Board of Trustees Review

The Board of Trustees oversees the implementation of the Disclosure Policy and shall receive reports from the Trust’s Chief Compliance Officer relating to (1) the addition of any new service provider or other third party as an authorized recipient of a Fund’s non-public portfolio holdings, (2) any material violations of the Disclosure Policy (3) any waivers of or exceptions to the Disclosure Policy, and (4) any potential conflicts of interest and the resolution of such matters.

Disclosures Required by Law

Nothing contained in the Disclosure Policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F), respond to requests from regulators and comply with any valid subpoena.

MANAGEMENT OF THE TRUST

BOARD OF THE TRUST

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2016, the Board held five meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

The Board has three members, none of whom are “interested persons” of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board's Oversight Role in Management. The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Number of
Name,	Position(s) Held		Portfolios in	Other
Address(1)	with Trust and		Fund Complex	Trusteeships/
and	Length of Time	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Served (2)	During Past 5 Years	Trustee	Held
Trustees:
Bryan W. Brown	Trustee	Self-Employed Management	10	Director/Officer,
	(since	Consultant (financial and		Friends of the
Year of Birth:	April 1999)	technological systems)		California Air &
1945		(since 1992); Chief Financial		Space Center
	Chairman	Officer, Bioexpertise, Inc.		(aviation museum)
	(since	(physician’s web-based		(1999-2010).
	December 2004)	continuing education) (2003-
2014); Chief Financial Officer, ONTHERIX, INC. (a pharmaceutical development company) (since 2008);
Chief Financial Officer,
DISK-IOPS (a patent
licensing company in the
high-density data storage)
(2009-2013).

Number of
Name,	Position(s) Held		Portfolios in	Other
Address(1)	with Trust and		Fund Complex	Trusteeships/
and	Length of Time	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Served (2)	During Past 5 Years	Trustee	Held
Charles M.	Trustee	Managing Partner, Tiburon	10	Director, Edelman
Roame	(since June	Strategic Advisors (provider		Financial Services
	2012)	of strategy consulting and		(formerly Lee
Year of Birth:		other strategic services to		Summer Limited
1965		financial services firms)		Partners)
		(since 1998).		(provider of
investment
advisory services)
(since January
2014); Director,
Envestnet, Inc.
(provider of wealth
management
solutions) (since
August 2011).

Harold M. Shefrin	Trustee	Faculty member, Santa	10	Trustee, Litman
	(since April	Clara University (since		Gregory Funds
Year of Birth:	1999)	1978).		Trust (4 portfolios)
1948				(since February
2005).
____________________

(1)	The address of each Trustee is: LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.

●

Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.

●

Charles M. Roame – Mr. Roame has worked as a strategic consultant to financial service companies for approximately 20 years. He also serves on the Board of Directors of Edelman Financial Services (formerly Lee Summer Limited Partners), Envestnet, Inc., and has served on the boards of other financial services companies.

●	Harold M. Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund complex.

ADDITIONAL INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes and its internal control over financial reporting; oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2016.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2016.

COMPENSATION TABLE

For their services as Trustees, each Independent Trustee receives a $90,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $9,000 per year in compensation from the Trust. Prior to January 1, 2017, each Independent Trustee received an $85,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings, and the Chairman of the Board received an additional $8,500 per year in compensation from the Trust. Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2016.

			Aggregate
	Compensation from	Pension or Retirement	Compensation from
Name of Trustee	the Trust	Benefits	the Fund Complex(1)
Bryan W. Brown	$93,500	None	$93,500
Harold M. Shefrin	$85,000	None	$85,000
Charles M. Roame	$85,000	None	$85,000

(1)	At June 30, 2016, the Fund Complex consisted of the ten SA Funds.

TRUSTEE OWNERSHIP OF FUND SHARES

As of February 10, 2017, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The tables below show the dollar range of shares of each SA Fund as well as the dollar range of shares of all of these Funds beneficially owned by each Trustee as of December 31, 2016.

Dollar Range of Equity Securities in the SA Funds

Name of	SA U.S. Fixed	SA Global Fixed	SA U.S. Core	SA U.S.	SA U.S. Small
Trustee	Income Fund	Income Fund	Market Fund	Value Fund	Company Fund
Bryan W.	None	$10,001 -	$50,001 -	$10,001 -	$10,001 -
Brown		$50,000	$100,000	$50,000	$50,000
Harold M.	Over $100,000	Over $100,000	Over $100,000	Over $100,00	$50,001 -
Shefrin					$100,000
Charles	$10,001 -	$10,001 -	$50,001 -	$50,001 -	$50,001 -
M. Roame	$50,000	$50,000	$100,000	$100,000	$100,000

		SA International	SA Emerging	SA Real Estate	SA Worldwide
Name of	SA International	Small Company	Markets Value	Securities	Moderate
Trustee	Value Fund	Fund	Fund	Fund	Growth Fund
Bryan W.	$50,001 -	$10,001 - $50,000	$10,001 - $50,000	None	None
Brown	$100,000
Harold M.	Over $100,000	$50,001 -	$10,001 - $50,000	$10,001 -	None
Shefrin		$100,000		$50,000
Charles M.	$10,001 -	$50,001 -	$10,001 - $50,000	$10,001 -	$10,001 -
Roame	$50,000	$100,000		$50,000	$50,000

Aggregate Dollar Range of Equity Securities in the Trust
and All Registered Investment Companies in the Family of
Name of Trustee	Investment Companies Overseen by the Trustees
Bryan W. Brown	Over $100,000
Harold M. Shefrin	Over $100,000
Charles M. Roame	Over $100,000

As of December 31, 2016, no Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser or the Distributor or any person controlling, controlled by or under common control with such persons. Mr. Roame is a director of Envestnet, Inc., which provides back-office technology platform services to the Adviser. Mr. Roame is also the managing partner of Tiburon Strategic Advisors (“Tiburon”). The Adviser has purchased off-the-shelf research reports from and attended conferences sponsored by Tiburon. The aggregate fees paid by the Adviser to Tiburon during the two most recently completed calendar years did not exceed $120,000.

OFFICERS OF THE TRUST

Name,	Position(s) Held
Address(1)	with Trust and
and	Length of Time
Year of Birth	Served (2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Loring Ward Holdings Inc. (since January 2008).

Michael Clinton Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	Chief Operating Officer, Chief Financial Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Chief Financial Officer and Treasurer, Loring Ward Holdings Inc. (since March 2009).

Deborah Djeu Year of Birth: 1962	Vice President, Chief Compliance Officer and Anti- Money Laundering Compliance Officer (since March 2016).	Chief Compliance Officer, LWI Financial Inc. (since September 2015); Chief Compliance Officer, Chief Legal Officer and Corporate Secretary, ASA Gold and Precious Metals Ltd. (2012-2015); Vice President and Chief Compliance Officer – Mutual Funds, and Enterprise Risk Committee Chair, Genworth Financial Wealth Management Inc./AssetMark (2008-2012).

Payel Farasat Year of Birth: 1979	Vice President and Chief Investment Officer (since March 2016).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since February 2015); Investment Committee Chairperson, LWI Financial Inc. (since February 2015); Regional Vice President of Investment Solutions, Charles Schwab & Co. (2010 - 2015).

Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, LWI Financial Inc. and Loring Ward Securities Inc. (since 2005).

(1)	The address of each officer is: LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	The Trust’s officers are appointed annually by the Board.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each has adopted a code of ethics as required by applicable law, each of which is designed to prohibit affiliated persons of the Trust, the Adviser, the Sub-Adviser and/or the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit, subject to certain restrictions, the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. Each code of ethics, filed as an exhibit to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

Allocation Fund

As owners of certain of the SA Funds, the Allocation Fund, the Adviser, or the Trust (on behalf of the Allocation Fund) will vote proxies in the same proportion as the vote of all other holders of such SA Funds.

SA Funds

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser (Dimensional) the authority to vote proxies for the SA Funds, subject to the oversight of the Trustees. A copy is provided in Appendix A to this SAI.

The Sub-Adviser has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (the “Voting Guidelines”) for voting proxies on behalf of its clients. The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party service provider, except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided in Appendix B to this SAI.

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Committee”) composed of certain officers, directors and other personnel of Dimensional and has delegated to its members the authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients and the interests of Dimensional or its affiliates. If a Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs of voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest and that the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of Dimensional’s clients; and provides reports concerning the proxies voted. In addition, Dimensional may retain the services of supplemental third party proxy service providers to provide research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional may consider the recommendations of third party service providers on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

With respect to voting by SA International Small Company Fund of shares it holds in the DFA Portfolio, on any matter on which a vote of shareholders of the DFA Portfolio is sought and with respect to which the Fund is entitled to vote, the Trust will either seek instructions from the Fund’s shareholders with regard to the voting of all proxies with respect to shares of the DFA Portfolio and vote such proxies only in accordance with such instructions, or vote the shares of the DFA Portfolio held by the Fund in the same proportion as the vote of all other holders of shares of the DFA Portfolio. Each investor in the DFA Portfolio will be entitled to vote in proportion to its relative beneficial interest in the portfolio. Because there are other investors in the DFA Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by SA International Small Company Fund shareholders will receive a majority of votes cast by all DFA Portfolio investors; indeed, if other investors hold a majority interest in the DFA Portfolio, they could have voting control of the DFA Portfolio.

When applicable, information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on or about August 31st (1) without charge, upon request, by calling the Funds at (844) 366-0905 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 7, 2017, the persons shown in the table below were known to the SA Funds to own, beneficially or of record, more than 5% of the outstanding shares of a SA Funds. The nature of ownership for each position listed is “of record.” The Funds’ Select Class shares will commence operations on or about July 1, 2017 so there is no information for Select Class shares to be presented as of the date of this SAI.

			PERCENTAGE
FUND	SHARE CLASS	NAME AND ADDRESS	OF OWNERSHIP
SA U.S. Fixed Income Fund	Investor Class	Pershing LLC (1)	44.33%
		Charles Schwab & Co., Inc. (2)	34.80%

SA Global Fixed Income Fund	Investor Class	Pershing LLC (1)	43.73%
		Charles Schwab & Co., Inc. (2)	36.33%

SA U.S. Core Market Fund	Investor Class	Pershing LLC (1)	44.63%
		Charles Schwab & Co., Inc. (2)	34.28%

SA U.S. Value Fund	Investor Class	Pershing LLC (1)	45.81%
		Charles Schwab & Co., Inc. (2)	33.78%

SA U.S. Small Company Fund	Investor Class	Pershing LLC (1)	44.50%
		Charles Schwab & Co., Inc. (2)	35.93%

SA International Value Fund	Investor Class	Pershing LLC (1)	45.09%
		Charles Schwab & Co., Inc. (2)	35.11%

SA International Small Company Fund	Investor Class	Pershing LLC (1)	45.87%
		Charles Schwab & Co., Inc. (2)	34.99%

SA Emerging Markets Value Fund	Investor Class	Pershing LLC (1)	47.53%
		Charles Schwab & Co., Inc. (2)	31.30%

SA Real Estate Securities Fund	Investor Class	Pershing LLC (1)	46.24%
		Charles Schwab & Co., Inc. (2)	32.90%

SA Worldwide Moderate Growth Fund	N/A	TD Ameritrade Inc. (3)	32.45%
		Charles Schwab & Co., Inc. (2)	27.46%
		Pershing LLC (1)	24.45%
____________________

(1)	1 Pershing Plaza Jersey City, NJ 07399-2052

(2)	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905

(3)	PO Box 2226 Omaha, NE 68103-2226

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER AND SUB-ADVISER

The Trust, on behalf of the Allocation Fund, has entered into an Investment Advisory and Administrative Services Agreement with the Adviser. The Trust, on behalf of the SA Funds, has entered into a separate Investment Advisory and Administrative Services Agreement with the Adviser (each such agreement, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). The Adviser is an indirect, wholly-owned subsidiary of Loring Ward Holdings Inc., a U.S. company based in San Jose, California. Loring Ward Holdings Inc. is controlled by Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the trustee of nine separate trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Loring Ward Holdings Inc.

Each Investment Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. Each Investment Advisory Agreement is terminable with respect to a Fund by a vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. Each Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Allocation Fund

Pursuant to the Investment Advisory Agreement for the Allocation Fund, the Adviser is responsible for the management of all assets of the Allocation Fund, including allocation decisions among the SA Funds in which the Allocation Fund invests.

The management fee for the Allocation Fund has two components: For the advisory services provided, the Allocation Fund is not obligated to pay a management fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its investment advisory services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The shareholder servicing fee for the Allocation Fund has two components: For the shareholder services provided, the Allocation Fund is not obligated to pay a shareholder servicing fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its shareholder services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The administration fee for the Allocation Fund has two components: For the administrative services provided, the Allocation Fund is not obligated to pay an administration fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its administrative services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.10% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Allocation Fund Fee Waiver Agreement”), to waive the fees payable to it under the Investment Advisory Agreement for the Allocation Fund and/or to reimburse the operating expenses allocated to the Allocation Fund so that the Allocation Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Allocation Fund’s investments in the SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Allocation Fund Fee Waiver Agreement will remain in effect until July 1, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

SA Funds

Pursuant to the Investment Advisory Agreement for the SA Funds, the Adviser supervises and monitors the implementation of the SA Funds’ investment programs by the Sub-Adviser. The Investment Advisory Agreement for the SA Funds, was last amended on July 1, 2015.

For its investment advisory services to the SA Funds, the Adviser is entitled to receive from each SA Fund a fee computed daily and payable monthly at the annual rate set forth below:

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.15%
SA Global Fixed Income Fund	0.25%
SA U.S. Core Market Fund	0.45%
SA U.S. Value Fund	0.45%
SA U.S. Small Company Fund	0.45%
SA International Value Fund	0.50%
SA International Small Company Fund	0.50%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.35%

With respect to the SA Funds, the Adviser and the Trust have entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, which was last amended on July 1, 2015. Dimensional Holdings Inc. ("Dimensional Holdings") is the general partner of the Sub-Adviser, and directly and indirectly, owns more than 97% of the partnership interest of the Sub-Adviser. David G. Booth is the Executive Chairman of Dimensional Holdings and may be deemed a controlling person of the Sub-Adviser as a shareholder of more than 25% but less than 50% of Dimensional Holding’s outstanding stock.

The Sub-Advisory Agreement has an initial term of two years from its effective date with respect to a SA Fund and continues in effect with respect to such SA Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by a vote of the Board of Trustees, or with respect to a SA Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Adviser and the Sub-Adviser may also terminate the Sub-Advisory Agreement as to all SA Funds on not less than one year’s written notice to the Trust. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each SA Fund. Subject to the supervision of the Adviser, the Sub-Adviser is responsible for the management of all assets of the SA Funds, including decisions regarding purchases and sales of portfolio securities by the SA Funds. The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

For the sub-advisory services it provides to each SA Fund (other than SA International Small Company Fund, as further described below), the Sub-Adviser is entitled to a fee computed daily and payable monthly at an annual rate based on each SA Fund’s average daily net assets as set forth below. (The Trust pays to the Adviser the fees payable to the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser.) The Sub-Adviser receives investment management fees from the DFA Portfolio in which the SA International Small Company Fund invests for investment management services provided to that DFA Portfolio, as well as investment management fees from the DFA Portfolio’s Underlying DFA Funds for investment management services provided to those Underlying DFA Funds. In order to prevent duplication of advisory fees to the Sub-Adviser, the Sub-Adviser has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund. In addition, the Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Core Market Fund with respect to that Fund’s assets invested in the U.S. Micro Cap Portfolio. For its investment management services with respect to the U.S. Micro Cap Portfolio, the Sub-Adviser receives an investment management fee from the U.S. Micro Cap Portfolio.

Annual Fee Rate
Fund	(as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.05%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund	0.0462%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “SA Funds Fee Waiver Agreement”), which was last amended on December 28 2016, to waive the fees payable to it under the Investment Advisory Agreement and/or to reimburse the operating expenses allocated to a SA Fund to the extent each SA Fund’s Investor Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The SA Funds Fee Waiver Agreement will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. The Adviser has also contractually agreed, pursuant to the SA Funds Fee Waiver, to waive the fees payable to it under the Investment Advisory Agreement and/or reimburse the total annual operating expenses allocated to a SA Fund with the effect that the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement.

Expense Limitation
(as a percentage of average daily net assets)

Fund	Investor Class
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.20%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.40%
SA Real Estate Securities Fund	1.00%

Under the Investment Advisory Agreement for the SA Funds and the SA Funds Fee Waiver Agreement, separately for each class, the Adviser may elect to recapture any amounts waived or reimbursed with respect to Investor Class or Select Class shares of any SA Funds subject to the following conditions: (1) any recapture must be made within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the recapture, (3) recapture will be permitted if, and to the extent that, the relevant Fund’s Investor Class or Select Class shares do not exceed their operating expense limitation after giving effect to the recapture, and (4) the Adviser may not request or receive any recapture for the reductions and waivers before payment of the relevant SA Fund’s Investor Class or Select Class shares’, as applicable, operating expenses for the current year.

Set forth below are the gross advisory and sub-advisory fees paid by the SA Funds and the advisory and sub-advisory fees waived or reimbursed for the periods indicated.

	Fiscal Year		Fiscal Year		Fiscal Year
	Ended June 30, 2016		Ended June 30, 2015		Ended June 30, 2014
		Advisory/		Advisory/		Advisory/
	Gross	Sub-	Gross	Sub-	Gross	Sub-
	Advisory/	Advisory	Advisory/	Advisory	Advisory/	Advisory
	Sub-	Fees	Sub-	Fees	Sub-	Fees
	Advisory	Waived/	Advisory	Waived/	Advisory	Waived/
Fund	Fees	Reimbursed	Fees	Reimbursed	Fees	Reimbursed
SA U.S. Fixed Income Fund	$1,218,351	$0	$1,781,964	$545,837	$1,487,614	$491,987

SA Global Fixed Income Fund	$2,222,048	$0	$2,617,538	$0	$2,323,700	$551

SA U.S. Core Market Fund	$3,294,837	$0	$3,784,513	$308	$3,136,927	$7,972

SA U.S. Value Fund	$2,813,808	$0	$3,238,153	$16,327	$2,736,473	$30,908

SA U.S. Small Company Fund	$2,933,634	$310,516	$3,319,687	$528,002	$2,951,703	$533,168

SA International Value Fund	$4,424,156	$0	$5,621,097	$0	$5,146,088	$0

SA International Small Company Fund	$1,582,796	$0	$1,942,658	$50,025	$1,767,875	$790

SA Emerging Markets Value Fund	$1,519,204	$480,239	$1,812,079	$623,893	$1,397,609	$610,232

SA Real Estate Securities Fund	$846,891	$108,097	$1,084,655	$383,400	$793,521	$373,830

SA Worldwide Moderate Growth Fund(1)	$0	$143,595	N/A	N/A	N/A	N/A

(1) The SA Worldwide Moderate Growth Fund does not pay Sub-Advisory Fees.

Pursuant to the Investment Advisory Agreements, the Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust. For the administrative services provided, the Adviser is entitled to a fee from each SA Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each SA Fund.

Set forth below are the fees paid by the SA Funds to the Adviser, in its capacity as the administrator, for the periods indicated. Because the Allocation Fund is invested in the SA Funds, no fee is charged to the Allocation Fund for administrative services.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2016	June 30, 2015	June 30, 2014
SA U.S. Fixed Income Fund	$609,176	$593,988	$495,871
SA Global Fixed Income Fund	$740,683	$747,868	$663,915
SA U.S. Core Market Fund	$666,529	$692,880	$574,318
SA U.S. Value Fund	$511,601	$539,692	$456,079
SA U.S. Small Company Fund	$366,704	$390,552	$347,259
SA International Value Fund	$632,022	$702,637	$643,261
SA International Small Company Fund	$316,559	$323,776	$294,646
SA Emerging Markets Value Fund	$151,920	$164,734	$127,055
SA Real Estate Securities Fund	$169,378	$166,870	$122,080

The Adviser and the Trust have received exemptive relief from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, is permitted to appoint sub-advisers for the Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. As of the date of this SAI, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Deborah Djeu, Payel Farasat and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

DISTRIBUTOR

Loring Ward Securities Inc. acts as the distributor for the Trust and has entered into a “best efforts” distribution agreement with the Trust, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor’s principal office is located at 10 Almaden, 15th Floor, San Jose, CA 95113. The Distributor is an affiliate of the Adviser. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Alexander B. Potts, Michael Clinton, Deborah Djeu, Payel Farasat and Marcy Tsagarakis are affiliated persons of the Trust and of the Distributor.

SHAREHOLDER SERVICING AGENT

Under a Shareholder Service Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for each Fund’s Investor Class and Select Class shares, which may include, among other things, maintaining a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; if requested by independent advisers, arranging for the purchase, exchange, redemption, or transfer of Fund shares in conjunction with the shareholder’s custodian of record and/or maintaining a technological platform whereby shareholders can access up-to-date information related to their respective holdings in a Fund; addressing shareholder communications brought to the Adviser’s attention; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Trust may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% and 0.05% of the average daily net assets of each SA Fund’s Investor Class and Select Class shares, respectively. Each Fund’s Select Class shares do not receive the same shareholder services that each Fund’s Investor Class shares receive, and therefore do not pay the same fees under the Shareholder Service Agreement. In addition, because the Allocation Fund is invested in the SA Funds, no fee is charged to the Allocation Fund for shareholder servicing. The reports and other information mentioned above are available to shareholders and may be obtained by calling (844) 366-0905.

The table below sets forth the fees paid by the SA Fund’s Investor Class shares to the Shareholder Servicing Agent for the periods indicated. The Funds’ Select Class shares will commence operations on or about July 1, 2017 so there is no information for Select Class shares to be presented as of the date of this SAI.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2016	June 30, 2015	June 30, 2014
SA U.S. Fixed Income Fund	$1,522,939	$1,484,970	$1,239,679
SA Global Fixed Income Fund	$1,851,707	$1,869,670	$1,659,786
SA U.S. Core Market Fund	$1,666,322	$1,732,201	$1,435,796
SA U.S. Value Fund	$1,279,004	$1,349,231	$1,140,197
SA U.S. Small Company Fund	$916,761	$976,379	$868,148
SA International Value Fund	$1,580,056	$1,756,593	$1,608,152
SA International Small Company Fund	$791,398	$809,441	$736,615
SA Emerging Markets Value Fund	$379,801	$411,836	$317,638
SA Real Estate Securities Fund	$423,446	$417,175	$305,201
SA Worldwide Moderate Growth Fund	$0	N/A	N/A

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a Second Amended and Restated Sub-Administration Agreement with State Street (the “Sub-Administration Agreement”), with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.02% of the first $1.5 billion of net assets and 0.0175% of net assets over $1.5 billion. There is a minimum annual charge of $70,000 per Fund except for SA International Small Company Fund and SA Worldwide Moderate Growth Fund, which are subject to a minimum annual fee of $50,000.

Prior to September 30, 2014, State Street received a fee calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.0175% on the first $1.5 billion of net assets and 0.015% on net assets over $1.5 billion with a minimum annual charge of $70,000 per Fund except for SA International Small Company Fund, which is subject to a minimum annual fee of $50,000.

Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

The table below sets forth the fees paid by the SA Funds to State Street, in its capacity as the sub-administrator, for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2016	June 30, 2015	June 30, 2014
SA U.S. Fixed Income Fund	$112,711	$105,704	$105,704
SA Global Fixed Income Fund	$136,902	$132,799	$132,799
SA U.S. Core Market Fund	$123,147	$123,495	$123,495
SA U.S. Value Fund	$94,639	$96,215	$96,215
SA U.S. Small Company Fund	$68,001	$69,272	$69,272
SA International Value Fund	$116,965	$124,879	$124,879
SA International Small Company Fund	$59,037	$57,429	$57,429
SA Emerging Markets Value Fund	$28,528	$29,775	$29,775
SA Real Estate Securities Fund	$31,592	$30,221	$30,221
SA Worldwide Moderate Growth Fund	$1,047	N/A	N/A

CUSTODIAN

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a Custodian Contract with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custodian Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Trust has hired State Street to serve as the transfer and dividend-disbursing agent for the Funds. State Street has in turn delegated the performance of these services to Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169. In addition, the Trust and/or the Distributor have entered into arrangements whereby authorized intermediaries administer omnibus accounts for indirect shareholders of the Funds. The Trust and/or the Adviser may pay certain such intermediaries for these services.

COUNSEL

The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, serves as the independent registered public accounting firm for the Trust, providing audit services for the Funds’ annual financial statements.

PORTFOLIO MANAGERS

Allocation Fund

The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel. The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Fund based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of the Allocation Fund.

Sheldon McFarland, Vice President of Portfolio Strategy & Research

Matthew Carvalho, CFA, CFP, Director of Investment Research

Investments in the Allocation Fund

As of June 30, 2016, Sheldon McFarland, Matthew Carvalho and their immediate families did not own shares of the Allocation Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by the Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Allocation Fund or other accounts that the portfolio managers manage or on the value of assets held in the Allocation Fund or certain of the SA Funds. The Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. The Adviser considers the factors described above to determine each portfolio manager’s base salary.

Annual Bonus. Each portfolio manager may receive a bonus that is determined by the Adviser based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Loring Ward Holdings Inc. as determined from time to time by the Board of Directors of Loring Ward Holdings Inc. or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Other Managed Accounts

In addition to the Allocation Fund, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by the Adviser, (2) other pooled investment vehicles that are not U.S. registered mutual funds and/or (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2016
Sheldon McFarland	2 other accounts with approximately $19.8 million in total assets under management. Out of these other accounts, no clients pay a performance-based advisory fee.

Matthew Carvalho	2 other accounts with approximately $19.8 million in total assets under management. Out of these other accounts, no clients pay a performance-based advisory fee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Allocation Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and/or other accounts managed for organizations and individuals (collectively, “Accounts”). Potential conflicts of interest may arise for a portfolio manager that is responsible for the management of multiple Accounts. Such Accounts may have similar investment objectives to the Allocation Fund, and therefore may purchase, hold, or sell securities that may also be held by the Allocation Fund. Management of multiple independent Accounts with similar investment objectives and/or security positions has the potential to require disparate commitments of time by a portfolio manager across the Accounts, and to result in different asset allocation decisions by a portfolio manager.

Because most Accounts managed by the portfolio managers utilize the same or similar investment strategy as the investment strategy applied to the Allocation Fund, the Adviser believes that the potential conflicts of interest described above have been reasonably mitigated. Most Accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of the Allocation Fund. The Adviser’s overall investment philosophy is generally applicable to all Accounts it manages. Furthermore, the Adviser has in place policies and procedures reasonably designed to identify, address, and mitigate potential conflicts of interest. The Adviser’s Code of Ethics also addresses potential conflicts of interest as they relates to the personal securities transactions of the Adviser’s employees, supervised persons, and portfolio managers. However, there is no guarantee that these procedures will detect each and every situation in which a conflict arises.

SA Funds

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of each category of SA Funds indicated.

Domestic Equity Funds
(includes SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small	Joseph H. Chi, Jed S. Fogdall
Company Fund and SA Real Estate Securities Fund)	and Lukas J. Smart

International Equity Funds
(includes SA International Value Fund, SA International Small Company	Joseph H. Chi, Jed S. Fogdall,
Fund and SA Emerging Markets Value Fund)	and Bhanu P. Singh

Fixed Income Funds	Joseph F. Kolerich and David A.
(includes SA U.S. Fixed Income Fund and SA Global Fixed Income Fund)	Plecha

In addition to the portfolio managers listed above, Joel P. Schneider serves as a portfolio manager of the SA U.S. Small Company Fund, Mary T. Phillips serves as a portfolio manager of the SA International Value Fund, Arun C. Keswani serves as a portfolio manager of the SA International Small Company Fund and Daniel C. Ong serves as a portfolio manager of the SA Emerging Markets Value Fund.

Investments in Each SA Fund

As of June 30, 2016, Joseph H. Chi, Jed S. Fogdall, Joseph F. Kolerich, David A. Plecha, Bhanu P. Singh, Joel P. Schneider, Lukas J. Smart, Daniel C. Ong, Mary T. Phillips and Arun C. Keswani and their immediate families did not own shares of any SA Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the SA Funds or other accounts that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on the overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the SA Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by Dimensional, (2) other pooled investment vehicles that are not U.S. registered mutual funds and (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2016
Joseph H. Chi	111 U.S. registered mutual funds with approximately $275.6 billion in total assets under management.

20 unregistered pooled investment vehicles with approximately $12.1 billion in total assets under management, of which 1 account with $190.6 million in assets is subject to a performance fee.

81 other accounts with approximately $22.9 billion in total assets under management, of which 6 accounts with $2.4 billion in assets are each subject to a performance fee.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2016
Jed S. Fogdall	111 U.S. registered mutual funds with approximately $275.6 billion in total assets under management.

20 unregistered pooled investment vehicles with approximately $12.1 billion in total assets under management, of which 1 account with $190.6 million in assets is subject to a performance fee.

81 other accounts with approximately $22.9 billion in total assets under management, of which 6 accounts with $2.4 billion in assets are each subject to a performance fee.

Joseph F. Kolerich	34 U.S. registered mutual funds with approximately $86.7 billion in total assets under management.

7 unregistered pooled investment vehicles with approximately $3.0 billion in total assets under management.

6 other accounts with approximately $1.3 billion in total assets under management.

David A. Plecha	34 U.S. registered mutual funds with approximately $86.7 billion in total assets under management.

7 unregistered pooled investment vehicles with approximately $3.0 billion in total assets under management.

6 other accounts with approximately $1.3 billion in total assets under management.

Bhanu P.Singh	66 U.S. registered mutual funds with approximately $139.3 billion in total assets under management.

10 unregistered pooled investment vehicles with approximately $2.6 billion in total assets under management.

49 other accounts with approximately $13.7 billion in total assets under management, of which 6 accounts with $2.4 billion in assets are each subject to a performance fee.

Joel P. Schneider	12 U.S. registered mutual funds with approximately $42.5 billion in total assets under management.

3 unregistered pooled investment vehicles with approximately $5.6 billion in total assets under management, of which 1 account with $190.6 million in assets is subject to a performance fee.

19 other accounts with approximately $4.6 billion in total assets under management.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2016
Lukas J. Smart	11 U.S. registered mutual funds with approximately $29.7 billion in total assets under management.

1 unregistered pooled investment vehicles with approximately $73.8 million in total assets under management.

5 other accounts with approximately $3.7 billion in total assets under management, of which 1 account with $21.3 million in assets is subject to a performance fee.

Daniel C. Ong	10 U.S. registered mutual funds with approximately $26.3 billion in total assets under management.

2 unregistered pooled investment vehicles with approximately $293.2 million in total assets under management.

10 other accounts with approximately $5.0 billion in total assets under management, of which 2 accounts with $651.0 million in assets are each subject to a performance fee.

Mary T. Phillips	16 U.S. registered mutual funds with approximately $18.2 billion in total assets under management.

0 unregistered pooled investment vehicles with approximately $0 in total assets under management.

0 other accounts with approximately $0 in total assets under management.

Arun C. Keswani	19 U.S. registered mutual funds with approximately $35.5 billion in total assets under management.

0 unregistered pooled investment vehicles with approximately $0 in total assets under management.

4 other accounts with approximately $1.8 billion in total assets under management, of which 2 accounts with $1.4 billion in assets are each subject to a performance fee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one SA Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to a SA Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a SA Fund. Actual or apparent conflicts of interest include:

Time Management. The management of multiple SA Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each SA Fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the SA Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one SA Fund and/or Account. However, positions in the same security may vary, and the length of time that any SA Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one SA Fund or Account, a SA Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible SA Funds and Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple SA Funds and Accounts.

Broker Selection. With respect to securities transactions for the SA Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous transactions for a SA Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the SA Fund or the Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to the SA Funds and Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise because he or she may have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the SA Funds and other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The following discussion relates to the policies of the SA Funds with respect to brokerage commissions. The Allocation Fund does not incur any brokerage costs in connection with their purchases or redemption of shares of the SA Funds.

Subject to the general supervision of the Board, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the SA Funds.

Brokerage firms are typically paid an agency commission when they buy or sell equity securities for the SA Funds. The pre-negotiated commission rates may vary among different brokers due to various factors.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the SA Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the SA Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Sub-Adviser exercises investment discretion. Conversely, a SA Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each SA Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a SA Fund is concerned, in other cases it is believed to be beneficial to a SA Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a SA Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive orders or by applicable law. A SA Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below sets forth the aggregate dollar amount of brokerage commissions paid by the SA Funds for the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2016	June 30, 2015	June 30, 2014
SA U.S. Fixed Income Fund	$0	$0	$0
SA Global Fixed Income Fund	$0	$0	$0
SA U.S. Core Market Fund	$33,063	$33,354	$51,682
SA U.S. Value Fund	$53,515	$75,630	$89,735
SA U.S. Small Company Fund	$31,318	$41,773	$65,835
SA International Value Fund	$115,709	$145,072	$124,844
SA International Small Company Fund	$0	$0	$0
SA Emerging Markets Value Fund	$36,407	$48,458	$54,892
SA Real Estate Securities Fund	$6,401	$7,160	$14,572
SA Worldwide Moderate Growth Fund	N/A	N/A	N/A

Any substantial increases or decreases in the amount of brokerage commissions paid by certain SA Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Funds.

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year. For the fiscal year ending June 30, 2016, the Trust did not have any brokerage transactions directed to brokers for research services.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2016, the Trust held securities of the following regular brokers or dealers.

Market Value
SA U.S. Fixed Income Fund
Toronto Dominion Securities, Inc.	$15,853,695
Bank of America Corp.	$5,906,355
Citigroup Global Markets Inc.	$4,504,874
Wells Fargo Securities LLC	$4,034,956
JP Morgan Chase	$3,822,750
The Goldman Sachs Group, Inc.	$3,018,243

SA Global Fixed Income Fund
Toronto Dominion Bank	$16,870,629

SA U.S. Core Market Fund
Wells Fargo Securities LLC	$7,417,510
JP Morgan Chase	$5,619,693
Bank of America Corp.	$1,427,242
Citigroup Global Markets Inc.	$1,344,102
The Goldman Sachs Group, Inc.	$535,928
State Street Bank & Trust	$224,523

SA U.S. Value Fund
JP Morgan Chase	$18,295,507
Citigroup Global Markets Inc.	$8,828,777
Wells Fargo Securities LLC	$5,872,659

SA U.S. Small Company Fund
KCG Americas LLC	$179,204
Investment Technology Group, Inc.	$162,184

SA International Value Fund
Barclays Bank PLC	$2,583,970
Nomura Asset Security Corp.	$1,912,075
Daiwa Securities Group, Inc.	$780,758

SA Emerging Markets Value Fund
Barclays Bank PLC	$528,150

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each SA Fund for the periods noted.

	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2016	June 30, 2015
SA U.S. Fixed Income Fund	140%	202%
SA Global Fixed Income Fund	42%	72%
SA U.S. Core Market Fund	11%	10%
SA U.S. Value Fund	21%	23%
SA U.S. Small Company Fund	12%	11%
SA International Value Fund	21%	21%
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	13%	14%
SA Real Estate Securities Fund	7%	3%
SA Worldwide Moderate Growth Fund	5%	N/A

The SA U.S. Fixed Income Fund is expected to have high portfolio turnover rate due to the relatively short maturities of the securities to be acquired. The portfolio turnover rate for the SA U.S. Fixed Income Fund has varied over the two most recently completed fiscal years, as shown in the table above, and is expected to continue to vary from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Sub-Adviser’s judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

For the fiscal year ended June 30, 2015, SA Global Fixed Income Fund’s portfolio turnover rate was unusually high primarily due to the Sub-Adviser’s purchase, on behalf of the Fund, of additional U.S. dollar-denominated securities.

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.

The Trust’s Board of Trustees has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustee’s discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of a Fund’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have different exchange and conversion features.

Pursuant to the 18f-3 Plan, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of Select Class shares and Investor Class shares of beneficial interest in the Trust, representing interests in ten separate series, each of which is a Fund with the exception of SA Worldwide Moderate Growth Fund, which currently only offers a single share class.

Investor Class shares are sold at NAV without a sales charge. As discussed above, Investor Class shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. The minimum initial purchase amount of Investor Class shares is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

Select Class shares are sold at NAV without a sales charge. As discussed above, Select Class shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. Select Class shares are available to investors that invest through the Adviser’s Strategist Program. The minimum initial purchase amount of Select Class shares is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectuses, and such information is incorporated herein by reference. As stated in the Funds’ Prospectuses, each of the Funds, with the exception of the Allocation Fund that only offers a single share class, currently offer investors a choice of two classes of shares: Select Class and Investor Class.

The Funds will be open on days that the New York Stock Exchange (the “NYSE”) is open and will generally be closed on days the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on certain retirement plans. This custodial fee is generally due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases. Payment for shares may, in the discretion of the Adviser or Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds, (b) are acquired for investment and not for resale, (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets, (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in-kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in each Prospectus, and “Taxes – Taxation on Disposition of Shares” in this SAI.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the total net asset value of such investor’s holding in the Funds is less than $5,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $5,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Abandoned Property. It is the responsibility of a shareholder to ensure that the Trust maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Trust. If the Trust is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

TAXES

The following section summarizes certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify to be taxed each taxable year as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes as dividends to its shareholders, provided that it distributes at least 90% of its investment company taxable income (if any) -- consisting generally of taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), if any, all determined without regard to any deductions for dividends paid -- for the taxable year (the “Distribution Requirement”) as well as satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies or (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") (the “Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs being considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (the "Diversification Requirements"). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income generally would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual shareholders and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is QDI, see below, would be subject to federal income tax at the rates for net capital gain –generally, a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts; those distributions also would be eligible for the dividends-received deduction available to certain corporate shareholders under certain circumstances.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (the “Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute dividends to shareholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay any U.S. federal corporate income tax. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise Tax. However, each Fund reserves the right to retain a portion of its earnings and to be subject to excise tax on such earnings.

TAXATION OF FUND DISTRIBUTIONS

Each Fund may report distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as QDI, provided that certain holding period and other requirements are met by the Fund. Fund dividends reported as QDI will be taxed in the hands of an individual shareholder at the rates applicable to net capital gain (described above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the taxable year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain generally will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rates applicable to QDI or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to the maximum federal income tax rates of 15% and 20% described above for an individual shareholder, regardless of the length of time the shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during the following January. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

Shareholders of a Fund will be advised annually as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in SA Real Estate Securities Fund’s also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (the “Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a U.S. trade or business the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Under an exemption that was recently made permanent by Congress, a Fund is generally able to designate distributions of "interest-related dividends" and "short-term capital gain dividends," if reported by a Fund in writing to its shareholders, as exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to “qualified short-term gains” (i.e., net short-term capital gain, computed with certain adjustments). However, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest are still subject to withholding. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the SA Real Estate Securities Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The SA Real Estate Securities Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) a foreign shareholder owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to a non-U.S. shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that a shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

TAXATION OF DISPOSITION OF SHARES

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

A shareholder’s basis in shares of a Fund that he or she acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) also must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

TAXATION OF FOREIGN INVESTMENTS

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of the SA Worldwide Moderate Growth Fund, SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying DFA Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying DFA Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. Each of SA International Value Fund and SA Emerging Markets Value Fund has, for prior taxable years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with its conduct of a U.S. trade or business.

A Fund may invest in shares of one or more passive foreign investment companies (“PFICs”) either directly or, in the case of SA International Small Company Fund, indirectly through the DFA Portfolio and the Underlying DFA Funds and the Allocation Fund, indirectly through other Funds. In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively, “PFIC income”), plus an interest charge thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. Moreover, Fund distributions thereof will not be eligible for the maximum federal income tax rates on individual shareholder’s QDI described above.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If a Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying DFA Fund, where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund also may alternatively elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that taxable year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, and may subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. Each Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF REAL ESTATE INVESTMENTS

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, which are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (the “Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount. Each Fund may acquire debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the Fund’s taxable year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may acquire debt securities at a discount in excess of the OID thereon or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) or any interest rate, currency, basis, commodity, equity, equity index, or credit default swap, interest rate cap or floor or similar agreement -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are generally characterized as 60% long-term and 40% short-term capital gains or losses; however, certain foreign currency gains or losses arising from section 1256 contracts are generally characterized as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the timing, amount and character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. Certain rules may affect the timing and character of gains recognized by a Fund if the Fund engages in a transaction that either reduces or eliminates its risk of loss with respect to certain appreciated financial positions – generally, an interest (including an interest through an option, futures or forward contract, or short sale). If a Fund has an “appreciated financial position” with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Capital Loss Carryovers. The Funds utilize the provisions of the federal income tax law that provide for the carryover of capital losses from prior taxable years, offsetting such losses against any future realized capital gains. Net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried over indefinitely, and their character is retained as short-term and/or long-term capital losses. For taxable years beginning before December 23, 2010, net capital losses were eligible to be carried forward eight years and treated as short-term capital losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

As of June 30, 2016, the post-enactment accumulated short-term and long-term capital loss carryovers for the Funds were as follows (amounts designated as “—” are $0 or have been rounded to $0):

Fund	Short-Term Losses	Long-Term Losses
SA Emerging Markets Value Fund	$ —	$9,686,308

As of June 30, 2016, the pre-enactment accumulated capital loss carryovers and expiration dates for the Funds were as follows (amounts designated as “—” are $0 or have been rounded to $0):

	Expiring	Expiring
Fund	June 30, 2018	June 30, 2019
SA International Value Fund	$25,307,892	$ —
SA Real Estate Securities Fund	$ —	$831,322

Fund of Funds Structure. A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by a Fund could therefore affect the amount, timing and character of distributions to shareholders.

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Trust’s June 30, 2016 financial statements and the report thereon of PricewaterhouseCoopers LLP from the Trust’s June 30, 2016 annual report (as filed with the SEC on September 7, 2016, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference. The Trust’s December 31, 2016 financial statements from the Trust’s December 31, 2016 semi-annual report (as filed with the SEC on March 6, 2017, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

SA FUNDS – INVESTMENT TRUST

Proxy Voting
Adopted: July 1, 2003
Amended: November 30, 2011; June 12, 2014; June 9, 2015

The Board the Trust hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust’s Funds:

1.	Policy
It is the policy of the Board to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Sub-Adviser, subject to the Board’s continuing oversight (the “Policy”).
2.	Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Sub-Adviser, to which the authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Funds. Every reasonable effort shall be made by the Sub-Adviser to vote each Fund’s proxies. However, the Sub-Adviser shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Fund.
3.	Proxy Voting Services
The Sub-Adviser may engage an independent proxy voting service to assist it in the voting of each Fund’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.
4.	Conflicts of Interest
The proxy voting guidelines of the Sub-Adviser shall address the procedures it would follow with respect to conflicts of interest.
5.	Procedures
The following are the procedures adopted by the Board for the administration of the Policy:
	a.	Review of Sub-Adviser Proxy Voting Procedures. The Sub-Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.
	b.	Voting Record Reporting. No less than annually, the Sub-Adviser shall report to the Board with respect to proxies voted on behalf of the Funds. A copy of the proxy voting record for the Funds shall be provided to the Board upon request. With respect to those proxies that the Sub-Adviser has identified as involving a conflict of interest, the Sub-Adviser shall report to the Board the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
	c.	Voting Proxies of Underlying Funds of a Fund of Funds. With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of Funds in reliance on Section 12(d)(1)(G) of the Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

A-1

6.	Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
7.	Annual Filing
The Sub-Administrator shall file an annual report on behalf of the Trust of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

A-2

Appendix B

EXHIBIT A
PROXY VOTING GUIDELINES

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2017

In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, an Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, an Advisor will first review the research reports obtained from ISS and Glass Lewis. Except as otherwise provided herein or in the Policy, if the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value. Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same or inconsistent, the Corporate Governance Committee (or its designees) will vote on proxies relating to mergers and acquisitions, say-on-pay, or election of directors of companies that have a poison pill as the Corporate Governance Committee (or its designees) determines, considering the principle of preserving shareholder value; provided, however, that if a conflict of interest or potential conflict of interest exists, the matter shall be brought before the Corporate Governance Committee for consideration as provided for in the Policy.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:
●	An auditor has a financial interest in or association with the company, and is therefore not independent;
●	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
●	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
●	Fees for non-audit services (“other” fees) are excessive.
Non-audit fees are excessive if:
●	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote FOR director nominees, except under the following circumstances:

1. Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

●	A classified board structure;
●	A supermajority vote requirement;
●	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
●	The inability of shareholders to call special meetings;
●	The inability of shareholders to act by written consent;
●	A dual-class capital structure; and/or
●	A non–shareholder-approved poison pill.
Poison Pills3:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.
Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
●
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

●	The issuer’s rationale;
____________________

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If it cannot be determined whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
3 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has (i) adopted a poison pill for any purpose other than protecting such other company’s net operating losses, or (ii) failed to eliminate a poison pill following a proxy contest in which a majority of directors were replaced.

●	The issuer’s governance structure and practices; and
●	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:
1.7.
The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:
1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:
1.11.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:
1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.17.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
●	The company's response, including:
○	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
○	Specific actions taken to address the issues that contributed to the low level of support;
○	Other recent compensation actions taken by the company;
●	Whether the issues raised are recurring or isolated;
●	The company's ownership structure; and
●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments
1.18.	Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:
●	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
●	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●	The company's ownership structure;
●	The company's existing governance provisions;
●	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:
●	Classified the board;
●	Adopted supermajority vote requirements to amend the bylaws or charter; or
●	Eliminated shareholders' ability to amend bylaws.

1.19.	For newly public companies, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights,[4] considering the following factors:
The level of impairment of shareholders' rights caused by the provision;
●	The disclosed rationale for adopting the provision;
●
The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

●	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
●	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote CASE-BY-CASE on director nominees in subsequent years.

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
1.20.	Material failures of governance, stewardship, risk oversight[5], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
____________________

4 Under the Advisors’ guidelines, implementation of a multi-class voting structure prior to or in connection with the company’s public offering will not, per se, warrant a vote AGAINST or WITHHOLD under this provision.
5 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

1.22.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness
Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●	Rationale provided in the proxy statement for the level of implementation;
●	The subject matter of the proposal;
●	The level of support for and opposition to the resolution in past meetings;
●	Actions taken by the board in response to the majority vote and its engagement with shareholders;
●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

●	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
●	The company's ownership structure and vote results;
●	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
●	The previous year's support level on the company's say-on-pay proposal.

3. Composition
Attendance at Board and Committee Meetings:
3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

●	Medical issues/illness;
●	Family emergencies; and
●	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

____________________

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:
Vote AGAINST or WITHHOLD from individual directors who:
3.3.	Sit on more than six public company boards[7]; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[8].

4. Independence
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)
Generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

Proxy Access9
Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote AGAINST proposals that are more restrictive than these guidelines.

Proxy Contests—Voting for Director Nominees in Contested Elections10
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
●	Long-term financial performance of the company relative to its industry;
●	Management’s track record;
●	Background to the contested election;
●	Nominee qualifications and any compensatory arrangements;
●	Strategic plan of dissident slate and quality of the critique against management;
●	likelihood that the proposed goals and objectives can be achieved (both slates); and
●	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access vote CASE-BY-CASE considering the same factors listed above – or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
____________________

7 An Advisor may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
9 An Advisor generally does not consider the duration of required ownership in evaluating proxy access.
10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Shareholder Rights & Defenses11

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)12

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders' litigation rights, taking into account factors such as:

●	The company's stated rationale for adopting such a provision;
●	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
●	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
●
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under Unilateral Bylaw/Charter Amendments.

Poison Pills-Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
●	No lower than a 20 percent trigger, flip-in or flip-over;
●	A term of no more than three years;
●	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
●	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills-Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
●	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
●	The value of the NOLs;
____________________

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
12 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director has adopted a fee-shifting bylaw provision without a shareholder vote.

●	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
●
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

●	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●	Shareholders' current right to act by written consent;
●	The consent threshold;
●	The inclusion of exclusionary or prohibitive language;
●	Investor ownership structure; and
●	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●	An unfettered[13] right for shareholders to call special meetings at a 10 percent threshold;
●	A majority vote standard in uncontested director elections;
●	No non-shareholder-approved pill; and
●	An annually elected board.

CAPITAL/RESTRUCTURING14

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance.
Take into account company-specific factors that include, at a minimum, the following:
●	Past Board Performance:
○	The company's use of authorized shares during the last three years

●	The Current Request:
○	Disclosure in the proxy statement of the specific purposes of the proposed increase;
○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
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13 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

○
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Apply the relevant allowable increase below in determining vote on requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that is receiving a FOR vote, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:
●	The company discloses a compelling rationale for the dual-class capital structure, such as:
○	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
○	The new class of shares will be transitory;
○	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
○	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance.
Take into account company-specific factors that include, at a minimum, the following:
●	Past Board Performance:
○	The company's use of authorized preferred shares during the last three years;

●	The Current Request:
○	Disclosure in the proxy statement of the specific purposes for the proposed increase;
○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
○
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

○	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

●	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

●	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

●	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION15

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
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15 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
●	There is a significant misalignment between CEO pay and company performance (pay for performance);
●	The company maintains significant problematic pay practices;
●	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:
●	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
●	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
●	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
In casting a vote on executive compensation proposals, an Advisor may leverage the ISS pay-for-performance analysis. With respect to companies in the Russell 3000 or Russell 3000E indices, this analysis considers the following:
1.	Peer Group[16] Alignment:

	●	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
	●	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests, may be considered

●	The ratio of performance- to time-based equity awards;
●	The overall ratio of performance-based compensation;
●	The completeness of disclosure and rigor of performance goals;
●	The company's peer group benchmarking practices;
●	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
●	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●	Realizable pay compared to grant pay; and
●	Any other factors deemed relevant.
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16 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
●	Problematic practices related to non-performance-based compensation elements;
●	Incentives that may motivate excessive risk-taking; and
●	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

●	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
●	New or extended agreements that provide for:

○Change in control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;
○CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
○CIC payments with excise tax gross-ups (including "modified" gross-ups).

●	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking
●	Multi-year guaranteed bonuses;
●	A single or common performance metric used for short- and long-term plans;
●	Lucrative severance packages;
●	High pay opportunities relative to industry peers;
●	Disproportionate supplemental pensions; or
●	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●	Duration of options backdating;
●	Size of restatement due to options backdating;
●	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●	Failure to respond to majority-supported shareholder proposals on executive pay topics;
●	or Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

○The company's response, including:

■Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
■Specific actions taken to address the issues that contributed to the low level of support;
■Other recent compensation actions taken by the company;

○Whether the issues raised are recurring or isolated;
○The company's ownership structure; and
○Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote FOR triennial advisory votes on compensation.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements. Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
●	Single- or modified-single-trigger cash severance;
●	Single-trigger acceleration of unvested equity awards;
●	Excessive cash severance (>3x base salary and bonus);
●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
●	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized. In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans1
Vote CASE-BY-CASE on certain equity-based compensation plans2 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●	SVT based only on new shares requested plus shares remaining for future grants.
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1 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
2 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Plan Features:
●	Automatic single-triggered award vesting upon a CIC;
●	Discretionary vesting authority;
●	Liberal share recycling on various award types;
●	Lack of minimum vesting period for grants made under the plan;
●	Dividends payable prior to award vesting.

Grant Practices:
●	The company’s three year burn rate relative to its industry/market cap peers;
●	Vesting requirements in most recent CEO equity grants (3-year look-back);
●	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●	Whether the company maintains a claw-back policy;
●	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
●	Awards may vest in connection with a liberal change-of-control definition;
●	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
●	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
●	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Environmentally Screened Portfolios
With respect to environmentally screened portfolios, an Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines: Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●	Whether the proposal's request is unduly burdensome (scope, or timeframe) or overly prescriptive;
●	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

●

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

●	The company’s level of disclosure is at least comparable to that of industry peers; and
●	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

●	The company's level of disclosure is comparable to that of industry peers; and
●	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;
●	Whether company disclosure lags behind industry peers;
●	The company's actual GHG emissions performance;
●	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant market proxy voting guidelines.
Political Issues

Overall Approach
Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES3

Effective for Meetings on or after February 1, 2017

In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for certain meetings, as indicated below, from Glass Lewis and Ownership Matters in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, an Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted. An Advisor may purchase research from Ownership Matters with respect to the proxies of certain large Australian Companies.

Where research is obtained from Glass Lewis in accordance with these Guidelines, an Advisor will first review the research reports obtained from ISS and Glass Lewis. Except as otherwise provided herein or in the Policy, if the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value. Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same or inconsistent, the Corporate Governance Committee (or its designees) will vote on proxies relating to mergers and acquisitions, say-on-pay or election of directors of companies that have a poison pill as the Committee (or its designees) determines, considering the principle of preserving shareholder value; provided, however, that if a conflict of interest or potential conflict of interest exists, the matter shall be brought before the Corporate Governance Committee for consideration as provided for in the Policy.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

●	There are concerns about the accounts presented or audit procedures used; or
●	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

●	There are serious concerns about the accounts presented or the audit procedures used;
●	The auditors are being changed without explanation; or
●	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

__________________

3 This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

●	There are serious concerns about the statutory reports presented or the audit procedures used;
●	Questions exist concerning any of the statutory auditors being appointed; or
●	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections
Vote FOR management nominees in the election of directors, unless:

●	Adequate disclosure has not been provided in a timely manner;
●	There are clear concerns over questionable finances or restatements;[4]
●	There have been questionable transactions with conflicts of interest;
●	There are any records of abuses against minority shareholder interests; or
●	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

____________________

4 In Japan, an Advisor may vote FOR individual director(s) where proxy research has identified no overriding concerns beyond the company’s failure of a quantitative capital efficiency (ROE) test applied by the proxy research firm.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.1

Classification of Directors - International Policy

Executive Director
●	Employee or executive of the company;
●	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
●	Any director who is attested by the board to be a non-independent NED;
●	Any director specifically designated as a representative of a significant shareholder of the company;
●	Any director who is also an employee or executive of a significant shareholder of the company;
●

Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

●	Government representative;
●

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

●

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);

●	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
●	Relative[1] of a current or former executive of the company or its affiliates;
●	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
●	Founder/co-founder/member of founding family but not currently an employee;
●	Former executive (5 year cooling off period);
●	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
○9 years (from the date of election) in the United Kingdom and Ireland; ○12 years in European markets; ○7 years in Russia.
Independent NED
●	Not classified as non-independent (see above);
●	No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
●	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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5 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
Contested Director Elections6
For shareholder nominees, the persuasive burden is on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.
The major decision factors are:
●	Company performance relative to its peers;
●	Strategy of the incumbents versus the dissidents;
●	Independence of directors/nominees;
●	Experience and skills of board candidates;
●	Governance profile of the company;
●	Evidence of management entrenchment;
●	Responsiveness to shareholders;
●	Whether a takeover offer has been rebuffed.

When analyzing a contested election of directors, an Advisor will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
●	Failure to replace management as appropriate; or
●

Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.[7]

Discharge of Board and Management
Vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:
●

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

●

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

●	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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6 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
7 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE8

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

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8 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

●	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
●	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

●	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and
●	Duration does not exceed 18 months.

Vote AGAINST any proposal where:

●	The repurchase can be used for takeover defenses;
●	There is clear evidence of abuse;
●	There is no safeguard against selective buybacks; and/or
●	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Share repurchase plans in excess of 10 percent volume in exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring), will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

●	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
●	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION9
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis consistent with the following principles:

●	Provide shareholders with clear, comprehensive compensation disclosures;
●	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
●	Avoid arrangements that risk “pay for failure;”
●	Maintain an independent and effective compensation committee;
●	Avoid inappropriate pay to non-executive directors.

____________________

9 See introductory information concerning proxies involving this issue and the supplementary actions an Advisor may take.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? An Advisor places emphasis on the offer premium, market reaction, and strategic rationale.
●

Market reaction - How has the market responded to the proposed deal? Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders or have special interests influenced directors and officers to support or recommend the merger?

●

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●	Whether the proposal's request is unduly burdensome (scope, or timeframe) or overly prescriptive;
●	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

●

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

●	The company’s level of disclosure is at least comparable to that of industry peers; and
●	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on GHG emissions from company operations and/or products and operations, unless:

●

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

●	The company's level of disclosure is comparable to that of industry peers; and
●	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;
●	Whether company disclosure lags behind industry peers;
●	The company's actual GHG emissions performance;
●	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Country of Incorporation vs. Country of Listing-Application of Policy

In general, country of incorporation will be the basis for policy application. US policies will be applied to the extent possible to issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers (FPIs), will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the US Proxy Voting Guidelines.

All other voting items will be evaluated using the International Proxy Voting Guidelines.

FPIs are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Appendix C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Corporate Long-Term Issue Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)		Amended and Restated Agreement and Declaration of Trust [6]
(b)		Amended and Restated By-Laws [7]
(c)		See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Amended and Restated Declaration of Trust of Registrant. See Article II, “Meetings of Shareholders,” and Article VII, “Records and Reports” of Registrant’s Amended and Restated By-Laws
(d)	(i) (a)	Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [10]
	(i) (b)	Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(i) (c)	Second Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [20]
	(ii)	Second Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(iii) (a)	Amended and Restated Fee Waiver and Expense Reimbursement Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (b)	Second Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (c)	Form of Third Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [20]
	(iv) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [10]
	(iv) (b)	Amendment No. 1 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [13]
	(iv) (c)	Amendment No. 2 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [17]
(e)	(i)	Distribution Agreement with Loring Ward Securities Inc. [10]
	(ii)	Amendment to Distribution Agreement with Loring Ward Securities Inc. [17]
	(iii)	Second Amendment to Distribution Agreement with Loring Ward Securities Inc. [20]
(f)		Not Applicable
(g)	(i) (a)	Custodian Contract with State Street Bank and Trust Company [1]
	(i) (b)	Amendment to Custodian Contract with State Street Bank and Trust Company [3]
	(i) (c)	Letter agreement amending the Custodian Contract with State Street Bank and Trust Company [9]
	(i) (d)	Amendment to Custodian Agreement with State Street Bank and Trust Company [16]
	(i) (e)	Letter agreement amending the Custodian Contract and the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company[18]
(h) (i) (a)		Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [9]
	(i) (b)	Amendment to the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [16]
	(ii) (a)	Transfer Agency and Service Agreement with State Street Bank and Trust Company [2]

	(ii) (b)	Delegation Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [5]
	(ii) (c)	Revised Exhibit A to Delegation Amendment [6]
	(ii) (d)	Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [12]
	(ii) (e)	Letter agreement amending the Transfer Agency and Service Agreement with State Street Bank and Trust Company for the SA Worldwide Moderate Growth Fund [19]
	(iii) (a)	Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [17]
	(iii) (b)	Form of Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [20]
	(iii) (c)	Shareholder Service Agreement for The Allocation Funds [17]
	(iv) (a)	Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [3]
	(iv) (b)	Amendment to Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [10]
	(v) (a)	Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [15]
	(v) (b)	Amended Schedule A to the Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [18]
(i)		Opinion and Consent of Dechert LLP [20]
(j)	(i)	Power of Attorney dated December 2, 2016 [20]
	(ii)	DFA Investment Dimensions Group Inc. Power of Attorney dated June 1, 2017[20]
	(iii)	Consent of PricewaterhouseCoopers LLP with respect to SA Funds – Investment Trust [19]
	(iv)	Consent of PricewaterhouseCoopers LLP with respect to International Small Company Portfolio (constituting a portfolio with DFA Investment Dimensions Group Inc.) [19]
(k)		Not Applicable.
(l)		Initial Capital Agreement[1]
(m)		Not Applicable.
(n)		Plan for Multiple Classes of Shares[20]
(o)		Not Applicable.
(p)	(i)	Code of Ethics for SA Funds – Investment Trust, LWI Financial Inc. and Loring Ward Securities Inc. [20]
	(ii)	Global Code of Ethics and Standard of Conduct of Dimensional Fund Advisors LP20
____________________

1 Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-70423, 811-09195) as filed with the Securities and Exchange Commission on July 15, 1999.
2 Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the Securities and Exchange Commission on July 25, 2000.
3 Incorporated herein by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2001.
4 Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2001.
5 Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registration Statement as filed with the Securities and Exchange Commission on October 23, 2002.

6 Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registration Statement as filed with the Securities and Exchange Commission on October 21, 2003.
7 Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registration Statement as filed with the Securities and Exchange Commission on October 22, 2004.
8 Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2006.
9 Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registration Statement as filed with the Securities and Exchange Commission on August 27, 2007.
10 Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2009.
11 Incorporated herein by reference from Post-Effective Amendment No. 26 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2011.
12 Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2011.
13 Incorporated herein by reference from Post-Effective Amendment No. 29 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2012.
14 Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2013.
15 Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2013.
16 Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2014.
17 Incorporated herein by reference from Post-Effective Amendment No. 46 to the Registration Statement as filed with the Securities and Exchange Commission on June 29, 2015.
18 Incorporated herein by reference from Post-Effective Amendment No. 48 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2015.
19 Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2016.
20 Filed herein.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None

ITEM 30. INDEMNIFICATION

Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides:

The trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims, demands and expenses (including reasonable attorneys’ fees) whatsoever arising out of or related to each trustee’s performance of his or her duties as a trustee of the Registrant; provided that nothing contained in the Amended and Restated Agreement and Declaration of Trust shall indemnify, hold harmless or protect any trustee from or against any liability to the Registrant or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Registrant or the trustees or any of them in connection with the Registrant shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

Article VI of the Amended and Restated By-Laws provides in relevant part:

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was an agent of the Trust (including trustees, officers, employees and other agents of the Registrant), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a trustee of the Registrant, that his or her conduct was in the Registrant’s best interests, (b) in all other cases, that his or her conduct was at least not opposed to the Registrant’s best interests, and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Registrant or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Registrant, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Registrant and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Notwithstanding any provision to the contrary contained in the Amended and Restated By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Registrant.

Section 1 of each Indemnification Agreement between the Registrant and each Trustee provides:

The Registrant shall indemnify and hold harmless the trustee against any expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Agreement and Declaration of Trust and By-Laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), as now or hereafter in force, subject to the following provisions.

The trustee shall be indemnified pursuant to Section 1 against any such expenses unless the trustee is subject to such expenses by reason of the trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in such Section 17(h) of the 1940 Act (“Disabling Conduct”).

The trustee shall be indemnified pursuant to Section 1 if either: (1) the court or other body before which the proceeding relating to the trustee’s liability is brought shall have rendered a final decision on the merits, finding that the trustee is not liable by reason of Disabling Conduct or is entitled to indemnification; or (2) the proceeding against the trustee shall have been dismissed for insufficiency of evidence of any Disabling Conduct with which the trustee has been charged; or (3) in the absence of such a final decision, dismissal or withdrawal, a determination shall have been made that the trustee is not rendered ineligible by reason of Disabling Conduct, based upon a review of the facts, by either the vote of a majority of a quorum of non-party independent trustees or the determination of independent counsel in a written opinion.

Section 13 of the Investment Advisory and Administrative Services Agreement and Second Investment Advisory and Administrative Services Agreement provides:

The Registrant shall indemnify and hold harmless the investment adviser and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under the agreement provided, however, that nothing in the agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of the obligations and duties under the agreement.

No provision of the agreement shall be construed to protect the investment adviser, any director or officer of the investment adviser, or any trustee or officer of the Registrant, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Section 6 of the Distribution Agreement provides:

The Registrant agrees to indemnify and hold harmless the distributor and any dealer that enters into a selected dealer agreement with the distributor, which provides for such indemnification, in the form approved by the Board of Trustees of the Registrant (each an “Indemnified Dealer”) and each of the directors, officers, agents and employees and any person who controls the distributor or the Indemnified Dealer within the meaning of Section 15 of the 1933 Act (any of the distributor, any Indemnified Dealer, their officers, agents, employees and directors or such control persons, for purposes of this paragraph, an “Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon the claim that the Registration Statement, Prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.

However, the Registrant does not agree to indemnify the distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the distributor. The Registrant will also not indemnify any Indemnitee with respect to any untrue statement or omission made in the Registration Statement or Prospectus that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Registrant had notified the distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Registrant in favor of any Indemnitee to be deemed to protect the Indemnitee against any liability to the Registrant or its shareholders to which the Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement, or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee unless the Indemnitee shall have notified the Registrant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Indemnitee (or after Indemnitee shall have received notice of service on any designated agent).

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

LWI Financial Inc. performs investment advisory services for the Registrant and institutional and individual investors.

Dimensional Fund Advisors LP performs investment advisory services for the Registrant with respect to each of its series as well as other investment companies and institutional and individual investors.

See the information concerning LWI Financial Inc. set forth in Parts A and B of this Registration Statement.

LWI Financial Inc. and Dimensional Fund Advisors LP are investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of LWI Financial Inc. and Dimensional Fund Advisors LP, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by LWI Financial Inc. (SEC File No. 801-55934) and Dimensional Fund Advisors LP (SEC File No. 801-16283) pursuant to the Advisers Act.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Not Applicable.

(b)
	(1)	(2)	(3)

	Name and Principal	Positions and Offices	Positions and Offices
	Business Address*	with Underwriter	with Registrant

	Alexander B. Potts	President and Chief	President and Chief Executive
		Executive Officer	Officer

	Michael Clinton	Chief Operating	Chief Financial and
		Officer, Chief Financial	Accounting Officer and
		Officer and Treasurer	Treasurer

	Christopher D. Stanley	Vice President and	None
General Counsel

	Marcy Tsagarakis	Vice President	Secretary

* Business Address: LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, CA 95113

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The Registrant's Trust Instrument and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts are maintained at the offices of the Registrant, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113. The following entities prepare, maintain and preserve all other records required by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and that such records are the property of the Registrant and will be surrendered promptly on request:

(1)	LWI Financial Inc.
10 Almaden Blvd., 15th Floor
San Jose, CA 95113

(2)	Dimensional Fund Advisors LP
6300 Bee Cave Road
Building One
Austin, Texas 78746

(3)	State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

(4)	Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California, on the 30th day of June, 2017.

SA FUNDS - INVESTMENT TRUST

By:	* /s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

* /s/ Bryan W. Brown	Trustee	June 30, 2017
Bryan W. Brown

* /s/ Harold M. Shefrin	Trustee	June 30, 2017
Harold M. Shefrin

* /s/ Charles M. Roame	Trustee	June 30, 2017
Charles M. Roame

* /s/ Alexander B. Potts	President and	June 30, 2017
Alexander B. Potts	Chief Executive Officer

* /s/ Michael Clinton	Treasurer and Chief	June 30, 2017
Michael Clinton	Financial and Accounting Officer

*By:	/s/ Christopher Stanley
Christopher Stanley
As Attorney-in-Fact for each Trustee

*signed pursuant to power of attorney.

SIGNATURES

As it relates to the SA International Small Company Fund only, DFA Investment Dimensions Group Inc. consents to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust, which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin and the State of Texas on the 29th day of June, 2017.

DFA Investment Dimensions Group Inc.

By:	/s/ Catherine L. Newell*
Catherine L. Newell
President and General Counsel

The undersigned Directors and Principal Officers of DFA Investment Dimensions Group Inc. consent to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust as it relates to the SA International Small Company Fund only, on the date indicated.

Signature	Title	Date

/s/ David G. Booth*	Director and Chairman	June 29, 2017
David G. Booth

/s/ Eduardo A. Repetto*	Director, Co-Chief Executive Officer	June 29, 2017
Eduardo A. Repetto	and Co-Chief Investment Officer

/s/ David P. Butler*	Co-Chief Executive Officer	June 29, 2017
David P. Butler

/s/ Gregory K. Hinkle*	Chief Financial Officer, Treasurer and	June 29, 2017
Gregory K. Hinkle	Vice President

/s/ George M. Constantinides*	Director	June 29, 2017
George M. Constantinides

/s/ John P. Gould*	Director	June 29, 2017
John P. Gould

/s/ Roger G. Ibbotson*	Director	June 29, 2017
Roger G. Ibbotson

/s/ Edward P. Lazear*	Director	June 29, 2017
Edward P. Lazear

/s/ Myron S. Scholes*	Director	June 29, 2017
Myron S. Scholes

/s/ Abbie J. Smith*	Director	June 29, 2017
Abbie J. Smith

/s/ Douglas W. Diamond*	Director	June 29, 2017
Douglas W. Diamond

*By:	/s/ Carolyn L. O
Carolyn L. O, Attorney-in-Fact
(Pursuant to a Power-of-Attorney)

Exhibit Index

Exhibit (d) (i) (c)	Second Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc.

Exhibit (d) (iii) (c)	Form of Third Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust

Exhibit (e) (iii)	Second Amendment to Distribution Agreement with Loring Ward Securities Inc.

Exhibit (h) (iii) (b)	Form of Amended and Restated Shareholder Service Agreement with LWI Financial Inc.

Exhibit (i)	Opinion and Consent of Dechert LLP

Exhibit (j) (i)	Power of Attorney

Exhibit (j) (ii)	DFA Investment Dimensions Group Inc. Power of Attorney

Exhibit (n)	Plan for Multiple Classes of Shares

Exhibit (p) (i)	Code of Ethics for SA Funds – Investment Trust, LWI Financial Inc. and Loring Ward Securities Inc.

Exhibit (p) (ii)	Global Code of Ethics and Standard of Conduct of Dimensional Fund Advisors LP